OAK HILL FINANCIAL, INC.
                              14621 State Route 93
                               Jackson, Ohio 45640

                            NOTICE OF ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS
                            TO BE HELD APRIL 13, 2004

                                                                   Jackson, Ohio
                                                                  March 11, 2004
To the Shareholders:

     The Annual Meeting of Shareholders of Oak Hill Financial, Inc. (the "Corporation") will be held at the Ohio State University Extension South District Office, 17 Standpipe Road, Jackson, Ohio 45640, on April 13, 2004 at 1:00 p.m., local time, for the following purposes:

     1. To elect the following six directors for terms expiring in 2006 (Class II), as successors to the class of directors whose terms expire in 2005: Candice R. DeClark-Peace, Barry M. Dorsey, Ed.D., Donald R. Seigneur, William S. Siders, H. Grant Stephenson and Donald P. Wood.

     2. To approve the Corporation's 2004 Stock Incentive Plan described in the accompanying Proxy Statement.

     3. To ratify the appointment of the firm of Grant Thornton LLP to serve as independent auditor for the Corporation for the year 2004.

     4. To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     Holders of record of the Corporation at the close of business on February 26, 2004 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Each shareholder is entitled to one vote for each common share held regarding each matter properly brought before the meeting. On February 26, 2004, there were 5,618,607 common shares outstanding.


                                           By Order of the Board of Directors,

                                           /s/ H. Tim Bichsel

                                           H. Tim Bichsel
                                           Secretary

EVERY SHAREHOLDER'S VOTE IS IMPORTANT. IF YOU ARE UNABLE TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND RETURN PROMPTLY THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED. A STAMPED, ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                            OAK HILL FINANCIAL, INC.
                              14621 State Route 93
                               Jackson, Ohio 45640

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

     On behalf of the Board of Directors of Oak Hill Financial, Inc. (the "Corporation"), a proxy is solicited from you to be used at the Corporation's Annual Meeting of Shareholders ("Annual Meeting") to be held April 13, 2004 at 1:00 p.m., local time, and any adjournment thereof, at the Ohio State University Extension South District Office, 17 Standpipe Road, Jackson, Ohio 45640. This Proxy Statement is being mailed on or about March 11, 2004.

     Proxies in the form enclosed herewith are being solicited on behalf of the Corporation's Board of Directors. Proxies which are properly executed and returned will be voted at the Annual Meeting as directed; proxies properly executed and returned which indicate no direction will be voted FOR the nominees for director named herein, FOR the approval of the Corporation's 2004 Stock Incentive Plan, FOR the ratification of the appointment of the firm of Grant Thornton LLP to serve as independent auditor for the Corporation for the year 2004, and, at the discretion of the persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof. Proxies indicating an abstention from voting on any matter will be tabulated as a vote withheld on such matter and will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain common shares to vote on a particular matter, those common shares will be considered as present but not entitled to vote with respect to that matter. Any shareholder giving the enclosed proxy has the power to revoke the same prior to its exercise by filing with the Secretary of the Corporation a written revocation or duly executed proxy bearing a later date, or by giving notice of revocation in open meeting.

                                VOTING SECURITIES

     As of February 26, 2004, the record date fixed for the determination of shareholders entitled to vote at the Annual Meeting, there were 5,609,186 shares of the Corporation's common stock outstanding. Each such share is entitled to one vote on each matter properly coming before the Annual Meeting.

               OWNERSHIP OF COMMON STOCK BY PRINCIPAL SHAREHOLDERS

     As of February 13, 2004, persons known by the Corporation to own beneficially more than 5% of the outstanding common shares of the Corporation are set forth below.

                        NO. OF SHARES OF COMMON
     NAME(1)          STOCK BENEFICIALLY OWNED(2)     PERCENTAGE OF CLASS(3)
     -------          ---------------------------     ----------------------
     Evan E. Davis           865,987(4)                       15.42%
     John D. Kidd            563,983(4)(5)(6)                 10.03%
     D. Bruce Knox           345,474(4)(5)                     6.12%

_____________________

(1) The address of Evan E. Davis, John D. Kidd, and D. Bruce Knox is c/o Oak Hill Financial, Inc., 14621 State Route 93, Jackson, Ohio 45640.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities.

(3) "Percentage of class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Corporation on February 13, 2004 plus the number of shares such person has the right to acquire within 60 days of February 13, 2004.

(4) Includes 16,375 shares which could be acquired by Mr. Davis, 23,375 shares which could be acquired by Mr. Kidd, and 43,875 shares which could be acquired by Mr. Knox under stock options exercisable within 60 days of February 14, 2004. Includes 247,262 shares held by a Trust as to which Mr. Knox is a Trustee and partial beneficiary.

(5) Includes shares acquired pursuant to the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for which investment power is exercised.

(6) Includes shares held in Trust for the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for which Mr. Kidd, as an Administrator, exercises shared voting power.

                     OWNERSHIP OF COMMON STOCK BY MANAGEMENT

     As of February 13, 2004, the directors of the Corporation, the executive officers of the Corporation named in the Summary Compensation Table, and all executive officers and directors of the Corporation as a group beneficially owned common shares of the Corporation as set forth below.

                                                     AMOUNT AND NATURE OF
                                                     BENEFICIAL OWNERSHIP      PERCENTAGE
         NAME                                        OF COMMON STOCK(1)        OF CLASS(2)
-------------------------                            -------------------       -----------
Evan E. Davis, Director                                      865,987(3)           15.42%

John D. Kidd, Chairman and
Director                                                     563,983(3)(5)(6)     10.03%

Ralph E. Coffman, Jr., President, Chief
Executive Officer and Director                                35,382(3)(5)          *

David G. Ratz, Executive Vice President and
Chief Operating Officer                                       40,763(3)(5)(6)       *

Scott J. Hinsch, Jr., Vice President                           7,240(3)(5)          *

H. Tim Bichsel, Secretary                                     18,591(5)             *

Ron J. Copher, Chief Financial Officer and Treasurer          35,040(3)(5)(6)       *

D. Bruce Knox, Chief Information Officer and Director        345,474(3)(4)(5)      6.12%

Candice R. DeClark-Peace, Director                             2,300                *

Barry M. Dorsey, Ed.D., Director                              25,600(3)             *

Donald R. Seigneur, Director                                  23,250(3)             *

William S. Siders, Director                                   80,161(3)            1.43%

H. Grant Stephenson, Director                                 22,050(3)             *

Neil S. Strawser, Director                                    66,798               1.19%

Donald P. Wood, Director                                       1,900                *

All directors and executive officers
  as a group (15 persons)                                  2,134,519(7)           36.58%

(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of February 13, 2004. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his household.

(2) "Percentage of class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Corporation on February 13, 2004 plus the number of shares such person has the right to acquire within 60 days of February 13, 2004. An "*" indicates less than one percent (1%).

(3) Includes 16,375 shares which could be acquired by Mr. Davis, 23,375 shares which could be acquired by Mr. Kidd, 31,775 shares which could be acquired by Mr. Coffman, 36,250 shares which could be acquired by Mr. Ratz, 5,000 shares which could be acquired by Mr. Hinsch, 25,250 shares which could be acquired by Mr. Copher, 43,875 shares which could be acquired by Mr. Knox, 18,250 shares which could be acquired by Messrs. Dorsey and Stephenson, 15,750 shares which could be acquired by Mr. Seigneur and 2,000 shares which could be acquired by Mr. Siders under stock options exercisable within 60 days of February 13, 2004.

(4) Also includes 247,262 shares held by a Trust as to which Mr. Knox is a Trustee and partial beneficiary.

(5) Includes shares acquired pursuant to the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for which investment power is exercised.

(6) Includes shares held in Trust for the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for which Messrs. Kidd, Copher and Ratz, as Administrators, exercise shared voting power.

(7) Includes 236,150 shares which may be purchased under stock options exercisable within 60 days of February 13, 2004.

                              ELECTION OF DIRECTORS

     The Corporation's Board of Directors (the "Board") has nominated six persons for a two-year term (Class II). The terms of the remaining directors in Class I will continue as indicated below. The accompanying proxy will be voted for the election of those six persons named under Class II in the following table unless otherwise directed. In the event that any of the nominees for director shall become unavailable (which management does not expect), the proxies may be voted for a substitute nominee at the discretion of those named as proxies. The election of each nominee requires the favorable vote of a plurality of all votes cast by the holders of the Corporation's common stock.

     Director candidates are recommended by the Corporation's Governance and Compensation Committee (the "Committee) to the Board for nomination for election to the Board. The Committee's Charter directs the Committee to investigate and assess potential candidates and to maintain an active file of suitable candidates for directors. The Committee has initiated this process. The Committee is empowered by the Charter to engage a third party search firm to assist, but the Committee believes that the existing directors and executive management of the Corporation have significant business contacts from which qualified candidates will be identified. The Committee did not hire any director search firm in 2004 and, accordingly, paid no fees to any such a firm. Upon identifying a candidate for serious consideration, one or more members of the Committee would initially interview such candidate. If a candidate merited further consideration, the candidate would subsequently interview with all other Committee members (individually or as a group), and would interview with the Corporation's Chief Executive Officer and other executive officers. The Committee would seek input from all persons who interviewed the candidate and then determine whether or not to nominate the candidate.

     The Committee's Guidelines for Directors set forth the following guidelines for directors: exercise independent, practical and mature business judgment for the overall benefit of the Corporation and the Corporation's shareholders; possess familiarity with the business issues affecting the success of the Corporation and its affiliates; a willingness, in a manner consistent with applicable legal requirements with the highest professional and ethical standards, promote the Corporation and its subsidiaries; demonstrated high ethical and moral standards; possess a reputation for integrity; possess communication skills necessary to function as part of a team on behalf of the Corporation and the Corporation's shareholders, both as a listener and as a leader; have no conflicts of interest or the appearance of conflicts of interest; possess a willingness to invest significant time and energy in monitoring management's conduct of the business of the Corporation and its affiliates and in monitoring management's compliance with the Corporation's operating and administrative policies; have the ability to hold management accountable for compliance with the legal and regulatory requirements applicable to the Corporation and its affiliates, including the requirements applicable to financial institutions; have a significant history of professional and educational achievement; be a resident of the service area of the Corporation or its affiliates; have experience reviewing financial statements; be of an age such that, when first nominated the director will be able to serve two two-year terms as a director before reaching the retirement age of 70 which the Corporation requires for its directors; and have demonstrate an willingness to attend at least eighty percent of regularly scheduled meetings of the Corporation's Board and of the committees of the Board on which the director serves.

     Shareholders may propose director nominees by submitting the names and qualifications of such persons to the Committee in accordance with Article Two of the Corporation's First Amended and Restated Code of Regulations, which prescribes the method for a shareholder to nominate a candidate for election to the Board. Nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation, which submissions shall then be forwarded to the Committee. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than thirty days nor more than sixty days prior to the Annual Meeting; provided, however, that in the event that less than forty days' notice or prior public disclosure of the date of the Annual Meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. Such notice shall set forth the following:

     a. as to each person who is not an incumbent director whom the shareholder proposes to nominate for election as a director,

              (i) the name, age, business address and residence address of such person;

              (ii)    the principal occupation or employment of such person;

              (iii) the class and number of shares of the Corporation which are beneficially owned by such person;

              (iv) any other information relating to such person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or successor provision; and

     b.     as to the shareholder giving the notice,

              (i)     the name and record address of such shareholder;

              (ii) the class and number of shares of the Corporation which are beneficially owned by such shareholder.

     Such notice shall be accompanied by the written consent of each proposed nominee to serve as a director of the Corporation, if elected. The Corporation may require any proposed nominee to furnish other information to determine the qualifications of such proposed nominee to serve as a director of the Corporation. The Committee will evaluate the possible nominee using the criteria outlined above and will consider such person in comparison to all other candidates. The Committee is not obligated to nominate any such individual for election. Nominations not made in accordance with the Corporation's Code of Regulations, as determined by the presiding officer of the Annual Meeting, will be disregarded. As of the date of this Proxy Statement, no persons have been so nominated for election at this Annual Meeting.

     Neither the Board nor the Committee has adopted a formal policy regarding director attendance at the Annual Meeting. The Board normally holds its annual organizational meeting directly following the Annual Meeting, which usually results in all directors being able to attend the Annual Meeting. In 2003, all current directors attended the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR CLASS II DIRECTOR.



                                     POSITION WITH CORPORATION AND/OR PRINCIPAL
         NAME AND AGE             OCCUPATION OR EMPLOYMENT FOR THE LAST FIVE YEARS      DIRECTOR SINCE
---------------------------       ------------------------------------------------      --------------
NOMINEES -
TERMS EXPIRE IN 2006
(CLASS II):

Candice R. DeClark-Peace, 51      Partner in the public accounting firm of                   2002
                                  Clark, Schaefer, Hackett & Company, Dayton,
                                  Ohio, since 1978. She served as a Director of
                                  Towne Bank ("Towne") from May 2002 through
                                  November 2002.

Barry M. Dorsey, Ed.D., 61        President of the University of Rio Grande and              1995
                                  Rio Grande Community College since July 1991.
                                  Mr. Dorsey served as Associate Director from
                                  July 1980 to July 1990 and as Deputy Director
                                  from July 1990 to June 1991 of the State
                                  Council for Higher Education for Virginia.

Donald R. Seigneur, 52            Partner in the public accounting firm of                   1995
                                  Whited Seigneur Sams & Rahe, CPAs,
                                  Chillicothe, Ohio, since 1979.

William S. Siders, 56             Current Chairman and a Director of Shriners                2001
                                  Hospital for Children, Cincinnati  Burns
                                  Hospital in  Cincinnati, Ohio. Mr. Siders has
                                  also served as  President  of Siders
                                  Investments  since 2000. He served as Director
                                  of Towne from October 1999 through  November
                                  2002. He served as Chief  Executive  Officer
                                  and  Director  of The Blue Ash  Building &
                                  Loan ("Blue Ash") from 1982 through  September
                                  1999 until its acquisition in October 1999. He
                                  served in several positions with Hunter
                                  Savings Association from 1970 through 1982.

H. Grant Stephenson, 54           Partner in the law firm of Porter Wright                   1995
                                  Morris & Arthur LLP, Columbus, Ohio, since
                                  1986.

Donald P. Wood, 59                Chairman and Chief Executive Officer of Don                2002
                                  Wood, Inc., Don Wood Ford Lincoln, Mercury,
                                  Inc., Don Wood Automotive, LLC, and other
                                  related automobile dealerships in Athens and
                                  Hocking counties, Ohio, since 1985. He has
                                  also served in several positions with Banc
                                  Ohio National Bank and Florida National Bank
                                  from 1969 to 1985.

CONTINUING DIRECTORS -
TERMS EXPIRE IN 2005
(CLASS I):
Ralph E. Coffman, Jr., 52         Chief Executive Officer of the Corporation                 2002
                                  since January 2004 and President of the
                                  Corporation since December 2002. In addition,
                                  Mr.Coffman served as the Corporation's Chief
                                  Administrative Officer from December 2002
                                  through December 2003. He served as Vice
                                  President of the Corporation from June 1999
                                  through November 2002. He served as President
                                  and Chief Executive Officer and Director of
                                  Towne from October 1999 through November 2002.
                                  Mr.Coffman served as Executive Vice President
                                  of Oak Hill Banks ("Oak Hill") from July 1998
                                  to September 1999. From June 1997 to June
                                  1998, he served as Senior Vice President of
                                  Oak Hill, and from September 1996 to May 1997,
                                  he served as Area President for Oak Hill.

Evan E. Davis, 70                 Chairman of the Corporation since its                      1981
                                  formation in 1981 through November 2002. He
                                  served as President of the Corporation from
                                  1981 to 1981 June 1995. He has also served as
                                  Chairman of Oak Hill Banks since December
                                  2002. Mr. Davis' family founded Oak Hill in
                                  1902, and Mr. Davis has served as Director of
                                  the Bank since 1957.

John D. Kidd, 63                  Chairman of the Corporation since December                 1981
                                  2002. Mr. Kidd served as 1981 Chief Executive
                                  Officer from 1981 through December 2003. He
                                  served as President of the Corporation from
                                  June 1995 through November 2002 and Executive
                                  Vice President from 1981 to June 1995. He has
                                  served as President of Oak Hill from October
                                  1991 to September 1997 and as Chairman of Oak
                                  Hill from October 1997 through November 2002.
                                  Mr. Kidd joined Oak Hill in 1970 as Director,
                                  Chief Executive Officer and Executive Vice
                                  President. Mr. Kidd served as a Director of
                                  Towne from October 1999 through November 2002.

D. Bruce Knox, 43                 Chief Information Officer of the Corporation               1997
                                  since January 2000. Executive Vice President
                                  of Oak Hill from July 1998 to December 1999,
                                  and Senior Vice President of Oak Hill from
                                  October 1997 to June 1998. He served as
                                  President and a Director of Unity Savings
                                  Bank ("Unity") from January 1996 until the
                                  merger into Oak Hill in October 1997. He
                                  served as Executive Vice President of Unity
                                  and its successor, Oak Hill, from January 1989
                                  to December 1995. He also served as a Director
                                  of Oak Hill from October 1997 to November 2001.

Neil S. Strawser, 61              Co-founder and owner of Parrott & Strawser                 2002
                                  Properties, Inc., a land development and
                                  building firm, Cincinnati, Ohio, since 1980.
                                  Mr. Strawser has served as the Director of
                                  Strawser Funeral Home, Inc. since 1974. He
                                  served as a Director of Blue Ash and its .
                                  successor, Towne, from 1976 through November
                                  2002.

                       MEETINGS OF THE BOARD OF DIRECTORS
                           AND COMMITTEES OF THE BOARD

     During 2003, the Board of Directors held five regularly scheduled and two special meetings. All of the incumbent directors and each nominee standing for re-election attended more than 75% of the regularly scheduled and special meetings during the last fiscal year. In addition, the Board of Directors also regularly holds executive sessions of only those members of the Board of Directors who meet the current independence standards. Those members are Ms. Candice R. DeClark-Peace and Messrs. Barry M. Dorsey, Donald R. Seigneur, William S. Siders, H. Grant Stephenson, Donald P. Wood and Neil S. Strawser.

     Each non-employee director received $2,000 per meeting attended as a director of the Corporation. Directors who are also employees received no additional compensation for service on the Board of Directors.

     The Board of Directors has the following standing committees: Governance and Compensation Committee and Audit Committee.

     The Governance and Compensation Committee (the "Committee") makes recommendations to the Board of Directors of the Corporation (the "Board") with respect to the compensation of the executive officers of the Corporation and with respect to the awards of stock-based compensation, develops and recommends to the Board a set of corporate principles applicable to the Corporation, reviews and recommends to the Board the appropriate structure and composition of the Board and of the boards of each of the subsidiaries, and formulates, administers and oversees the Board's Code of Ethics. The Committee has the duties of a nominating committee to identify and evaluate individuals qualified to serve on the Board, recommends director nominees for each of the boards of the Corporation's subsidiaries to the Board and assumes responsibility for planning for the succession of directors. In so doing, the Committee recommends to the Board the size of the Board, as well as its membership mix and the process for the selection of independent directors, and makes similar recommendations for each of the boards of the Corporation's subsidiaries. In addition, the Committee assumes the overall responsibility for periodic assessment of the Corporation's governance program and assumes responsibility for the annual development and implementation of a plan for the evaluation of the Board and of each of the boards of the Corporation's subsidiaries. The Committee is also responsible for the Chief Executive Officer's performance evaluation and for management succession planning. The Committee assesses the appropriateness of shareholder proposals for inclusion in the proxy materials. The Board has adopted a revised written charter for the Committee which is attached to this Proxy Statement as Appendix 1. The members of the Committee are Mr. H. Grant Stephenson, who serves as Chairman, and Messrs. Barry M. Dorsey and Neil S. Strawser, each of which meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers (the "NASD") listing standards. John D. Kidd, Chairman of the Corporation, attends all committee meetings as an ex-officio member. The Committee held five meetings during the last fiscal year, and all current members attended. Committee members received $2,000 for attending each committee meeting. The report of the Committee with respect to the year 2003 begins on page 15 herein.

     The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board. Functions of the Audit Committee include the engagement of the independent auditor, reviewing with the independent auditor the plans and results of the audit engagement of the Corporation, reviewing the scope and results of the procedures for internal auditing, reviewing the independence of the independent auditor and similar functions. In its oversight role, the Audit Committee assures that management fulfills its responsibilities in preparing the financial statements. The Audit Committee reviews and discusses with the internal audit department, management and the Board such matters as accounting policies, internal controls and procedures for preparation of financial statements. The Board has adopted a revised written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix 2. The members of the Audit Committee are Mr. Donald R. Seigneur, who serves as Chairman, and Messrs. William S. Siders and Donald P. Wood. All members of the Audit Committee meet the independence standards of Rule 4200(a)(15) and the audit committee qualifications of Rule 4350(d)(2) of the NASD listing standards. The Board has determined that Messrs. Seigneur, Siders and Wood each are audit committee financial experts for the Corporation and are independent as described in the preceding sentence. The Audit Committee held eight meetings during the last fiscal year, including three meetings with management and the independent auditor to discuss the Corporation's quarterly financial statements prior to the filing of its Quarterly Report on Forms 10-Q with the SEC. Each director serving on such committee received $750 per meeting attended in connection with the Quarterly Report on Forms 10-Q and $2,000 per meeting attended otherwise. The report of the Audit Committee with respect to the year 2003 begins on page 27 herein.

     Shareholders may communicate directly to the Board in writing by sending a letter to the Board at: Oak Hill Financial, Inc., ATTN: Board of Directors, 14621 S.R. 93, Jackson, OH 45640. All communications directed to the Board will be received and processed by the Corporation's Senior Risk Management Officer and will be transmitted to the Chairman of the Audit Committee without any editing or screening by the Senior Risk Management Officer.

                               EXECUTIVE OFFICERS

     The officers of the Corporation are appointed annually by the Board and serve at the pleasure of the Board.In addition to John D. Kidd, Chairman of the Board, Ralph E. Coffman, Jr., President and Chief Executive Officer, and D. Bruce Knox, Chief Information Officer, the following persons are officers of the
Corporation:

     H. Tim Bichsel, age 63, has served as Secretary of the Corporation since June 1995 and as Treasurer from June 1995 to January 2001. He served as Chief Operations Officer of the Corporation from January 2000 to June 2000. He also served as Vice President of the Corporation from February 1994 to February 1995. Mr. Bichsel has served as Secretary of Oak Hill since February 1995. He served as Executive Vice President of Oak Hill from February 1996 to February 2000 and since July 2000. From April 1993 to February 1996 he served as Senior Vice President. From February 1992 to April 1993, he served as a computer software specialist for Peerless Systems, Inc., a banking computer software company. Before 1992, Mr. Bichsel was employed in a variety of positions, including Senior Vice President and Secretary with Fifth Third Bank of Southern Ohio, formerly known as First Security Bank of Hillsboro, Ohio, from 1973 to November 1991.

     Ron J. Copher, age 46, has served as Chief Financial Officer of the Corporation since July 1999 and as Treasurer since February 2001. He served as Executive Vice President of Oak Hill from July 1999 to February 2000. From January 1985 to June 1999, he served in a variety of positions in the financial services practice of Grant Thornton LLP. He most recently served as Partner and Practice Leader of the Financial Services Industry Group of Southern California.

     Scott J. Hinsch, Jr., age 52, has served as Vice President of the Corporation since January 2002. He has served as President and Chief Executive Officer of Oak Hill since January 2002. He served as Chief Operating Officer of Oak Hill from January 2001 to December 2001. From April 1999 to December 2000, he served as Executive Vice President and Branch Administrator of Oak Hill. Prior to coming to Oak Hill, he served as Regional President for the former Star Bank and as President of the former Commercial & Savings Bank, Gallipolis, Ohio.

     David G. Ratz, age 46, has served as Executive Vice President and Chief Operating Officer of the Corporation since January 2002. He served as Chief Administrative Officer of the Corporation from January 2000 to December 2001. He served as Vice President of the Corporation from October 1995 to December 1999. He served as Vice President of Oak Hill from October 1995 to February 1996, as Senior Vice President from February 1996 to June 1998, and as Executive Vice President from July 1998 to February 2000. From December 1986 to September 1995, he served as a marketing and human relations consultant to community banking organizations as Vice President of Young & Associates, Kent, Ohio.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the compensation paid during the last three completed fiscal years by the Corporation and its subsidiaries to the Chief Executive Officer and the four other highest-paid executive officers of the Corporation whose total salary and bonus annually exceed $100,000 for services in all capacities for the Corporation:


                                                        SUMMARY COMPENSATION TABLE
                                                        --------------------------

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                             ANNUAL COMPENSATION                          AWARDS
                               ----------------------------------------------     -------------------------
          (a)                  (b)        (c)        (d)           (e)               (f)            (g)              (i)
                                                                                  RESTRICTED     SECURITIES
                                                               OTHER ANNUAL         STOCK        UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR      SALARY    BONUS(1)   COMPENSATION(2)      AWARDS(3)     OPTIONS(4)     COMPENSATION(5)
---------------------------    ----    ---------   --------   ---------------     ----------    -----------    ---------------
JOHN D. KIDD                   2003    $ 214,375   $ 49,900           $ 8,114             --          1,600           $ 15,535
Chairman and Director          2002    $ 204,584   $ 89,400           $ 3,789             --             --           $ 12,432
                               2001    $ 194,497   $ 60,000                --             --             --           $ 12,309

RALPH E. COFFMAN, JR.          2003    $ 167,750   $ 38,400           $ 6,969       $ 25,282          1,600           $ 13,115
President, Chief Executive     2002    $ 148,719   $ 67,400           $ 5,324       $ 25,500             --           $ 66,360
Officer and Director           2001    $ 133,455   $ 21,750                --             --          4,900           $  9,350

SCOTT J. HINSCH, JR.           2003    $ 164,458   $ 51,100           $ 6,431       $ 25,282          1,600           $ 13,115
Vice President                 2002    $ 145,780   $ 67,400           $ 4,787       $ 25,500             --           $ 11,318
                               2001    $ 120,163   $ 29,559                --             --             --           $  7,810

DAVID G. RATZ                  2003    $ 137,500   $ 28,800                --             --          1,500           $ 12,293
Executive Vice President and   2002    $ 129,417   $ 51,600                --             --             --           $ 10,163
Chief Operating Officer        2001    $ 108,300   $ 33,165                --             --          4,500           $  7,062

RON J. COPHER                  2003    $ 134,250   $ 28,800                --             --          1,500           $ 13,853
Chief Financial Officer and    2002    $ 125,750   $ 51,600                --       $ 25,500             --           $  9,716
Treasurer                      2001    $ 120,218   $ 30,791                --             --          4,500           $  8,146

--------------------------------------------------------------------------------

(1) Bonus for 2003 was accrued in 2003 and paid in January 2004. Bonus for 2002 was accrued in 2002 and paid in January 2003. Bonus for 2001 was accrued in 2001 and paid in January 2002.

(2)  Includes amounts imputed for personal use of a company vehicle.

(3) Messrs. Coffman and Hinsch both received an award of 1,200 shares of restricted stock on December 19, 2002, valued at $21.25 per share and an award of 830 shares of restricted stock on December 16, 2003 valued at $30.46 per share, in each case based upon the fair market value of the Corporation's common stock as of the preceding business day. Each award vests on the third anniversary of the date of award and the December 16, 2003 awards are subject to shareholder approval of the Corporation's 2004 Stock Incentive Plan. At December 31, 2003, each of Messrs. Coffman and Hinsch 2,030 shares of restricted stock had a value of $61,123 based on the fair market value of the Corporation's common stock on that date. In addition, Mr. Copher received an award of 1,200 restricted shares on December 19, 2002, valued at $21.25 per share based upon the fair market value of the Corporation's common stock as of the preceding business day. The award vests on the third anniversary of the date of grant. At December 31, 2003, Mr. Copher's 1,200 shares of restricted stock had a value of $36,132 based on the fair market value of the Corporations' common stock on that date. Messrs. Coffman, Hinsch and Copher may exercise full voting rights with respect to their restricted share awards during the restricted period. In addition, dividends and distributions are payable on all restricted share awards during the restricted period, and such shares are held in escrow by the Corporation until the awards vest.

(4) All shares are subject to options granted under the Fourth Amended and Restated 1995 Stock Option Plan (the "1995 Stock Option Plan").

(5) Includes 401(k) matching and profit sharing contributions to the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for the fiscal years shown. Also includes $1,805 paid on behalf of Mr. Copher in connection with the Corporation's executive health program in 2003. Also includes $54,378 paid to Mr. Coffman as reimbursement of his relocation expenses in 2002.

     The following table shows all individual grants of stock options to the named executive officers of the Corporation during the year ended December 31, 2003.

                                          OPTIONS/SAR GRANTS IN LAST FISCAL YEAR(1)
                                                     INDIVIDUAL GRANTS
                                   -----------------------------------------------------
                                                  % OF TOTAL                                  POTENTIAL REALIZABLE VALUE
                                                   OPTIONS                                     AT ASSUMED ANNUAL RATES
                                    NUMBER OF     GRANTED TO                                 OF STOCK PRICE APPRECIATION
                                   SECURITIES     EMPLOYEES      EXERCISE                        FOR OPTION TERM(2)
                                   UNDERLYING     IN FISCAL       PRICE       EXPIRATION    -------------------------------
        NAME                        OPTIONS         YEAR         ($/SHARE)       DATE       0%($)      5%($)        10%($)
----------------------------       ----------     ----------    ----------    ----------    -----     --------     --------
JOHN D. KIDD
Chairman and Director                   1,600            2.4%    $   30.46     12/15/13        --     $ 30,650     $ 77,673
                                   ----------     ----------    ----------    ----------    -----     --------     --------
RALPH E. COFFMAN, JR
President, Chief Executive Officer
and Director                            1,600            2.4%    $   30.46     12/15/13        --     $ 30,650     $ 77,673
                                   ----------     ----------    ----------    ----------    -----     --------     --------
SCOTT J. HINSCH, JR
Vice President                          1,600            2.4%    $   30.46     12/15/13        --     $ 30,650     $ 77,673
                                   ----------     ----------    ----------    ----------    -----     --------     --------
DAVID G. RATZ
Executive Vice President and
Chief Operating Officer                 1,500            2.2%    $   30.46     12/15/13        --     $ 28,734     $ 72,818
                                   ----------     ----------    ----------    ----------    -----     --------     --------
RON J. COPHER
Chief Financial Officer and
Treasurer                               1,500            2.2%    $   30.46     12/15/13        --     $ 28,734     $ 72,818

_________________________________

(1) All options are granted at 100% of fair market value on the date of grant. The options become exercisable in full on December 15, 2004. In addition, the options expire on the date specified in the option which, in no event, is not later than 10 years after the date of grant, provided that the optionee remained employment of the Corporation or its affiliates. The option exercise period may be shortened upon optionee's disability, retirement or death.

(2) The amounts under the columns labeled "5%($)" and "10%($)" are included by the Corporation pursuant to certain rules promulgated by the SEC and are not intended to forecast future appreciation, if any, in the price of the Corporation's common stock. Such amounts are based on the assumption that the option holders hold the options granted for their full term. The actual value of the options will vary in accordance with the market price of the Corporation's common stock. The column headed "0%($)" is included to illustrate that the options were granted at fair market value and option holders will not recognize any gain without an increase in the stock price, which increase benefits all shareholders commensurately.

The following table shows aggregate option exercises in the last fiscal year and year-end values.


                                    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                                               FISCAL YEAR-END OPTION/SAR VALUES

         (a)                      (b)          (c)                 (d)                           (e)
                                                          NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED
                                                          OPTIONS AT FISCAL YEAR       IN-THE-MONEY OPTIONS AT
                                                                  END                   FISCAL YEAR END ($)(1)
                                 SHARES
                                ACQUIRED      VALUE
    NAME                       ON EXERCISE  REALIZED ($)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
JOHN D. KIDD
Chairman and Director                   --           --        23,375          1,600    $ 298,790              --

RALPH E. COFFMAN, JR
President, Chief Executive              --           --        31,775          1,600    $ 449,125              --
Officer and Director

SCOTT J. HINSCH, JR
Vice President                      15,000    $ 147,900         5,000          1,600    $  76,800              --

DAVID G. RATZ
Executive Vice President and            --           --        36,250          1,500    $ 564,069              --
Chief Operating Officer

RON J. COPHER
Chief Financial Officer and          1,000    $   9,225        25,750          1,500    $ 340,779              --
Treasurer

--------------------------------------------------------------------------------

(1) Represents total gain which would have been realized if all in-the-money options held at fiscal year-end had been exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and per share fair market value at year-end. The fair market value as determined by the closing price of the Corporation's common stock on December 31, 2003 was $30.11. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

EQUITY COMPENSATION PLAN INFORMATION

     The following table presents information as of December 31, 2003, with respect to the shares of the Corporation's Common Stock that may be issued under the Corporation's existing equity compensation plan.

                                           (a)                      (b)                       (c)
                               --------------------------   -------------------   ------------------------------
                                                                                  NUMBER OF SECURITIES REMAINING
                                                                                  AVAILABLE FOR FUTURE ISSUANCE
                               NUMBER OF SECURITIES TO BE    WEIGHTED AVERAGE       UNDER EQUITY COMPENSATION
                                ISSUED UPON EXERCISE OF      EXERCISE PRICE OF     PLANS (EXCLUDING SECURITIES
       PLAN CATEGORY              OUTSTANDING OPTIONS       OUTSTANDING OPTIONS      REFLECTED IN COLUMN (a))
----------------------------   --------------------------   -------------------   ------------------------------
Equity compensation plans
approved by shareholders(1)                       572,397               $ 17.36                          195,249

Equity compensation plans
not approved by shareholders                            -                     -                                -
                               --------------------------   -------------------   ------------------------------
Total                                             572,397               $ 17.36                          195,249
                               ==========================   ===================   ==============================

(1) Consists of the 1995 Stock Option Plan.

               REPORT OF THE GOVERNANCE AND COMPENSATION COMMITTEE
                OF THE BOARD OF DIRECTORS REGARDING COMPENSATION

PHILOSOPHY AND COMPOSITION OF THE COMMITTEE

     The Corporation's executive compensation program is designed to enable the Corporation to attract, motivate and retain top quality executive officers by providing a fully competitive and comprehensive compensation package. It provides for competitive base salaries that reflect individual performance as well as variable incentive awards in cash for the achievement of financial performance goals established by the Governance and Compensation Committee (the "Committee") and approved by the Board of Directors. In addition, long-term stock-based incentive awards may be granted to strengthen the mutuality of interest between the executive officers and the Corporation's shareholders and to motivate and reward the achievement of important long-term performance objectives of the Corporation.

     The Corporation's executive compensation program is administered by the Committee, composed entirely of non-employee directors of the Corporation: H. Grant Stephenson, who serves as Chairman, Barry M. Dorsey and Neil S. Strawser. During 2003, the Board of Directors undertook to reorganize the Committee, assigning to it additional functions and responsibilities which included responsibility for the development, evaluation and nomination of members of the Board of Directors, review of significant governance policies, administration of the executive compensation program, and evaluation of the Corporation's Chief Executive Officer. The name of the Committee was changed from the Governance Committee to the Compensation and Governance Committee.

     Pursuant to a delegation of authority from the Board of Directors, the Committee has the authority and responsibility to determine and administer the Corporation's officer compensation policies, to review the salaries of executive officers, to review the formula for bonus awards to executive officers, to approve the grant of stock options to executive officers and other key employees under the Corporation's 1995 Stock Option Plan, as amended, and to approve other executive compensation. In general, the philosophy of the Committee is to attract and retain qualified executives, reward current and past individual performance, provide short-term and long-term incentives for superior future performance, and relate total compensation to individual performance and performance of the Corporation. The preferred compensation policy of the Committee is to set base pay at the middle of the comparable market ranges, establish performance-based annual cash bonus opportunities, and grant significant option positions to key employees to provide greater long-term incentives.

EXECUTIVE COMPENSATION PROGRAM

     Management is responsible for the establishment of the base salary, as well as a formula for the award level for the annual bonus compensation program, both subject to approval by the Committee. The Committee is also responsible for the award level and administration of the stock option program for executive officers, as well as for recommendations regarding other executive benefits and plans, both of which also are subject to approval by the Board of Directors. In completing its assignments, the Committee takes into account the views of the management of the Corporation.

     The Committee has reviewed the executive compensation program being utilized and compared it with similar programs of banking corporations that shared one or more common traits with the Corporation (such as market capitalization, asset size and geographic location). As an overall evaluation tool in determining levels of compensation for the Corporation's Chief Executive Officer and other executive officers, the Committee reviews the compensation policies of other banking companies, as well as published surveys of salaries in the financial industry. Based on a recommendation from management, the Committee has defined or established a specific comparison group of bank holding companies for determination of compensation: banking organizations in Ohio and contiguous states with a market capitalization of between $.5 billion and $1.5 billion. These companies may not be included in the SNL $500M-$1B Bank Asset-Size Index (an index included in the Corporation's Performance Graph below).

COMPONENTS OF THE NAMED EXECUTIVE OFFICER COMPENSATION

     For 2003, the executive compensation program for the Named Executive Officers in this Proxy Statement, Messrs. Kidd, Coffman, Hinsch, Knox, Ratz and Copher (the "Named Executive Officers") consisted of four primary components:
(i) a base salary; (ii) incentive compensation; (iii) executive benefits, such as insurance and retirement benefits; and (iv) benefits which are generally available to all employees. These components are discussed in detail below.

     BASE SALARY. Until January 2002, the Corporation employed a calendar year compensation program in which the Named Executive Officers' base salaries and performance are reviewed annually during July with salary increases made effective for the twelve month period beginning July 1 of the current year through June 30 of the following year. Beginning with calendar year 2002, the review was conducted in January with salary increases for the twelve month period beginning February 1. The salaries and performance reviews are determined primarily by examining the individual officer's level of responsibility for his position, comparing that position to similar positions within the Corporation, and comparing the officer's salary with salaries detailed in the salary surveys for executives with similar experience and responsibilities outside of the Corporation.

     Significant weight also is given to the views of the management of the Corporation regarding whether a Named Executive Officer has succeeded in the annual performance goals established by the Chief Executive Officer with each Executive Officer. The nature of these goals differs, depending upon each officer's job responsibilities. Goals are both qualitative in nature--such as the development and retention of key personnel, the quality of products and services, and management effectiveness--and quantitative in nature, such as sales and revenue goals and cost containment.

     The Named Executive Officer's base salary is then established by management and reviewed by the Committee, taking into account the items listed above as well as the Corporation's overall performance during the preceding year. The Committee does not place a specific value on any of the above-listed factors. The base salary is subject to approval by the Board of Directors.

     INCENTIVE COMPENSATION. In 2003, incentive compensation included: the award of cash bonuses, the award of stock options under the 1995 Stock Option Plan, and grants of restricted stock. The participants and awards under the Corporation's incentive plans are determined by management subject to approval by the Committee.

     CASH INCENTIVE COMPENSATION. The Corporation's policy for cash incentive compensation is to reward the achievement of financial objectives established in advance by management and the Board of Directors at the beginning of each year. Each year, a plan for performance targets focused upon the net operating income ("NOI") of the Corporation has been established by management. Targets are set for individual performance goals. In confirming awards made under the Plan, the Committee has the discretion to consider these goals and other factors related to the individual performance of the Named Executive Officer. All incentive bonus awards under the plan are paid in cash. The bonuses paid or accrued in 2003 were based upon the Corporation's 2003 performance.

     STOCK OPTIONS. The purpose of the Corporation's 1995 Stock Option Plan is to provide long-term incentives to key employees and to motivate key employees to improve the performance of the Corporation and thereby increase the Corporation's common stock price. Stock options were awarded for performance during 2003 based on the recommendations of management.

     RESTRICTED STOCK. At the recommendation of management, the Committee confirmed two grants of Restricted Stock based on performance and subject to the adoption by the shareholders in 2004 of a stock-based incentive plan. Each award reflects a significant specific contribution by the individual officer during calendar year 2003. The Restricted Stock awards are described in this Proxy Statement in the section entitled Executive Compensation.

DETERMINATION OF THE CHIEF EXECUTIVE OFFICER'S COMPENSATION

     The compensation package entered into with Mr. Kidd is detailed in this Proxy Statement under the tables and descriptive paragraphs of the section entitled Executive Compensation.

     Mr. Kidd's base salary for 2003 was determined by the Committee through an assessment of several areas, including the financial results of the Corporation as compared with peer companies and his overall performance as a leader of the Corporation. In determining compensation, the financial results as compared with peer companies were given the most weight by the Committee; overall performance as a leader was given significant, but lesser, weight. In addition to these factors, the Committee also reviewed information to determine if there were any overall trends in the financial services industry regarding compensation of chief executive officers that would suggest further adjustments to the amounts to be paid to Mr. Kidd.

     Based on these factors, the Committee established Mr. Kidd's annual base salary at $215,000, an approximate 2.4% increase from his previous base salary. In addition, Mr. Kidd earned incentive compensation consisting of a $49,900 cash bonus accrued in 2003 and paid in January 2004.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Committee has reviewed the qualifying compensation regulations issued by the Treasury Department under Code Section 162(m) which provide that no deduction is allowed for applicable employee remuneration paid by a publicly held corporation to a covered employee if the remuneration paid to the employee exceeds $1.0 million for the applicable taxable year, unless certain conditions are met. Currently, remuneration is not expected to exceed the $1.0 million base for any employee. Therefore, compensation should not be affected by the qualifying compensation regulations.

     The foregoing report has been respectfully submitted by the members of the Committee, being:

                                   H. Grant Stephenson, Chairman
                                          Barry M. Dorsey
                                          Neil S. Strawser

                                PERFORMANCE GRAPH

                    COMPARISON OF CUMULATIVE TOTAL RETURN
       AMONG THE CORPORATION, THE NASDAQ STOCK MARKET - U.S. INDEX, AND
                   THE SNL $500M -$1B BANK ASSET-SIZE INDEX

     The following Performance Graph compares the performance of the Corporation with that of the Nasdaq Stock Market - U.S. Index and the SNL $500M-$1BM Bank Asset-Size Index, each of which is a published industry index. The comparison of the cumulative total return to shareholders for each of the periods assumes that $100 was invested on December 31, 1998 in the common stock of the Corporation and in the Nasdaq Stock Market - U.S. Index and the SNL $500M-$1BM Bank Asset-Size Index and that all dividends were reinvested.

                            OAK HILL FINANCIAL, INC.

                            TOTAL RETURN PERFORMANCE



                              [GRAPH APPEARS HERE]



                                                         PERIOD ENDING
                               --------------------------------------------------------------
 INDEX                         12/31/98    12/31/99   12/31/00  12/31/01   12/31/02  12/31/03
-----------------------        --------    --------   --------  --------   --------  --------
Oak Hill Financial, Inc.         100.00       83.03      85.00     94.84     131.60    189.14
NASDAQ - Total US                100.00      185.95     113.19     89.65      61.67     92.90
SNL $500M-$1B Bank Index         100.00       92.57      88.60    114.95     146.76    211.62

       APPROVAL OF THE OAK HILL FINANCIAL, INC. 2004 STOCK INCENTIVE PLAN

     At the Annual Meeting, the Corporation will submit to its shareholders a proposal to adopt the Oak Hill Financial, Inc. 2004 Stock Incentive Plan (the "Plan"). The Corporation's Board of Directors (the "Board") unanimously approved the adoption of the Plan on December 16, 2003, subject to shareholder approval. The total number of shares of common stock of the Corporation available for awards under the Plan will be 1,200,000 shares. This summary of the principal features of the Plan is qualified in its entirety by the full text of the Plan, which is attached to this Proxy Statement as Appendix 3 and which is incorporated herein by reference. A vote in favor of adopting the Plan will constitute approval of all terms of the Plan, including the adoption of all the business criteria upon which the performance goals (as defined in the Plan) and other terms applicable to "Covered Officers" designated by the Committee. The Plan is being submitted to the shareholders for approval in order for it to qualify under the regulations of The Nasdaq Stock Market, Inc., which require stockholder approval of a plan pursuant to which stock options are granted, and to qualify certain awards that may be made under the Plan as deductible by the Corporation for federal income tax purposes under Section 162(m) of the Internal Revenue Code (the "Code"). Shareholder approval is also necessary under the federal income tax rules with respect to the qualification of incentive stock options.

PURPOSE

     The Plan is intended to further the Corporation's growth and profitability by providing increased incentives to, and by encouraging share ownership on the part of:

     -  employees of the Corporation and its affiliates ("Associates");

     - consultants and advisers who provide significant services to the Corporation and its affiliates ("Consultants"); and

     - directors of the Corporation who are not employed by the Corporation or by any of its affiliates ("Non-Employee
        Directors").

GENERAL

     The Plan authorizes the granting of stock options, reload options, stock appreciation rights, restricted stock awards, performance units and performance shares, restricted stock units and deferred stock awards (collectively, "Awards") to eligible participants. The aggregate number of shares for which Awards may be granted under the Plan may include:

     -  authorized and unissued shares;

     -  shares purchased on the open market or in a private transaction; or

     -  shares held as treasury stock.

If the Corporation's shareholders approve the Plan at the annual meeting, thereafter Awards will be made under the Plan instead of the Corporation's 1995 Stock Option Plan. No Awards will be granted under the Plan if it is not approved. The shares issued under the Plan may be authorized and unissued shares, shares purchased on the open market or in a private transaction, shares held as treasury stock, or shares which remain available for future awards under the Corporation's 1995 Stock Option Plan (including shares represented by awards under the Corporation's 1995 Stock Option Plan which are forfeited, expire, cancelled without delivery of shares, or otherwise result in return of shares to the Corporation). There presently are approximately 200,000 shares which remain available under the Corporation's 1995 Stock Option Plan. The market value of the 1,200,000 shares to be subject to the Plan was approximately $38.8 million at February 26, 2004. To the extent that shares subject to an outstanding Award under the Plan are not issued by reason of forfeiture, termination, surrender, cancellation, or expiration while unexercised, of such Award, by reason of the tendering of shares to pay all or a portion of the exercise price, or by reason of being settled in cash in lieu of shares or settled in a manner that some or all of the shares covered by the Award are not issued to the participant, then such shares shall immediately again be available for issuance under the Plan.

ADMINISTRATION OF THE PLAN

     The Plan is to be administered by a committee of the Board (the "Committee"). The members of the Committee must qualify as "non-employee directors" under Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3"), and at least two member of the Committee must qualify as "outside directors" under Section 162(m) of the Code. Any Committee member who is not an outside director defined in Section 162(m) of the Code shall abstain from participating in any decision to grant, administer or certify awards to Covered Officers (as defined below). Subject to the terms of the Plan, the Committee has the sole discretion to:

     - determine which Associates and Consultants will receive Awards, as well as the type and amount of Awards granted;

     - establish the terms and conditions of such Awards (other than options and restricted stock granted to Non-Employee Directors);

     - adopt, amend or revoke any procedures or rules for the administration of the Plan; and

     -  interpret the Plan and the Awards.

     The Committee also is responsible for making adjustments in outstanding Awards, the shares available for Awards, and the numerical limitations for Awards to reflect any transactions such as stock splits or stock dividends. The Committee may delegate its authority to one or more directors or officers; provided, however, that the Committee may not delegate its authority and powers:

     - with respect to persons who are subject to Section 16 of the Securities Exchange Act of 1934 (each a "Section 16 Person"); or

     - in any way which would jeopardize the Plan's qualification under Section 162(m) of the Code or Rule 16b-3.

The Committee may amend or terminate the Plan at any time and for any reason, but to the extent required under the Code or federal securities laws, material amendments to the Plan must be approved by the Corporation's shareholders.

ELIGIBILITY TO RECEIVE AWARDS; MAXIMUM AWARDS

     Associates, Consultants, and Non-Employee Directors of the Corporation and its affiliates (i.e., any corporation or other entity controlling, controlled by, or under common control with the Corporation) may be selected to receive one or more Awards as further described below. The estimated number of eligible participants in the Plan is approximately 340 persons as of February 26, 2004. The actual number of participants who will receive Awards under the Plan cannot be determined because participation in the Plan is at the discretion of the Committee. The maximum aggregate number of shares which may be subject to option by one or more Option Awards or SAR Awards (whether settled in cash, shares, or a combination thereof) to a Participant shall be two hundred thousand (200,000) shares over the term of the Plan. Further, the maximum amount of compensation (whether represented by shares, cash, or a combination thereof) that may be payable to a Participant over the term of the Plan pursuant to the attainment of a performance goal associated with a restricted stock award, performance unit award, performance share award, restricted stock unit award, or deferred stock award shall be six million six hundred thousand dollars ($6,600,000) for each type of Award.. The Plan also permits Non-Employee Directors to elect to receive all or part of their annual retainer in shares of the Corporation's common stock.

AWARDS TO COVERED OFFICERS

     The Committee will designate, within 90 days of the beginning of each performance period (or such earlier or later date as is permitted or required by Section 162(m) of the Code), which executive officers who will be deemed to be "Covered Officers," the deductibility of whose compensation may be limited by
Section 162(m) of the Code. All Awards to Covered Officers must be made in a manner that allows the Corporation to fully deduct the Award, unless the Committee decides that compliance with Section 162(m) of the Code is not desired for any specified Award(s). In general, options granted at fair market value will qualify. All other Awards must depend on the achievement of one or more "performance goals," based on the business criteria of the type defined in the Plan, as determined by the Committee within 90 days before the beginning of the performance period (or such earlier or later date as is permitted or required by Section 162(m) of the Code). Extraordinary events, as defined in the Plan, will either be excluded or included in determining whether performance goals are achieved, whichever will produce the higher Award. The Committee does, however, have the discretion to reduce or eliminate the amount of any Award, considering extraordinary events or other factors. Under no circumstances may an Award granted to a Covered Officer under the Plan be increased based on amounts determined on the achievement of the performance goals. Awards may be paid to Covered Officers only after the Committee has certified in writing that the performance goals have been achieved.

STOCK OPTIONS

     The Committee may grant incentive stock options, which may entitle the holder to favorable tax treatment, and/or may also grant nonqualified stock options. The Committee, in its sole discretion, may grant options to Associates and Consultants provided that Consultants are not eligible to receive incentive stock options. Further, the Committee, in its sole discretion, may determine the number of shares covered by each option, as well as the price of such shares; provided, however, that such price may not be less than 100% of the fair market value of a share of the Corporation's common stock on the grant date, or 110% of fair market value if the participant owns stock representing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any of its subsidiaries).

     A participant must pay the exercise price of an option in full on the date of exercise. The exercise price may be paid:

     -  in cash;

     - with the Committee's consent, to the extent permitted by applicable law, by:

          - tendering shares of the Corporation's common stock already owned by the participant (which shares must have been held for at least six months and which will be valued at their fair market value on the date of tender),

          - with a full recourse promissory note for the portion of the exercise price that exceeds the par value of the shares being exercised,

          -  through a broker-assisted cashless exercise; or

     - by any other means that the Committee determines to be consistent with the Plan's purpose.

 At the time of exercise, the participant must also pay any taxes required to be withheld.

     Options will become exercisable, vest and terminate at the times and on the terms established by the Committee, provided, however, that an option granted to a Section 16 Person may not be exercisable until at least six months following the grant date. Options generally will not expire later than 10 years after the date of grant. Each option granted under the Plan will be evidenced by an Award agreement specifying its terms.

STOCK APPRECIATION RIGHTS

     The Committee, in its sole discretion, may grant stock appreciation rights ("SARs") to Associates and Consultants either as a separate Award or together with an option. Upon exercise of an SAR, the Corporation will pay the participant an amount equal to the excess of the fair market value of a share on the date of exercise over the exercise price multiplied by the number of shares with respect to which the SAR is exercised. SARs may be paid in cash or shares of the Corporation's common stock, as determined by the Committee. The Plan authorizes the Committee to determine the number of shares covered by each SAR, as well as the other terms and conditions of each SAR. SARs expire at the times established by the Committee, but subject to the same maximum time limits as are applicable to options granted under the Plan. Each SAR granted under the Plan will be evidenced by an Award agreement specifying its terms.

RESTRICTED STOCK AWARDS

     The Committee may grant shares of restricted stock to Associates and Consultants in such amounts and on such terms and conditions as the Committee may determine in its sole discretion. Restricted stock awards are shares of the Corporation's common stock that vest in accordance with terms established by the Committee in its discretion. For example, the Committee may provide that restricted stock will vest only if one or more performance goals are satisfied and/or only if the participant remains employed with the Corporation for a specified period of time. Any performance measures may be applied on a Corporation-wide or an individual business unit basis, as deemed appropriate in light of the participant's specific responsibilities. A participant may not sell, transfer or otherwise dispose of shares of restricted stock granted under the Plan until the end of the applicable period of restriction. Each Award of restricted stock will be evidenced by an Award agreement specifying its terms. Unless otherwise provided in the Award agreement, during the period of restriction, participants holding shares of restricted stock may exercise full voting rights and will be entitled to receive all dividends and distributions paid with respect to such shares.

PERFORMANCE UNITS AND PERFORMANCE SHARES

     The Committee also may grant performance units and performance shares to Associates and Consultants in such amounts and on such terms and conditions as the Committee may determine in its sole discretion. Performance units and performance shares are amounts credited to a bookkeeping account established for the participant. Each performance share granted under the Plan will have an initial value equal to the fair market value of a share of the Corporation's common stock on the grant date. Each performance unit will have an initial value that is established by the Committee at or prior to the time of its grant.

     Whether a performance unit or share actually will result in a payment to a participant will depend upon the extent to which performance goals established by the Committee are satisfied. The applicable performance goals and all other terms and conditions of the Award are determined by the Committee and will be set forth in an Award agreement. After a performance unit or share has vested, that is, after the applicable performance goal or goals have been achieved, the participant will be entitled to a payment of cash and/or common stock, as determined by the Committee. The Committee shall, in its sole discretion, determine whether performance goals have been achieved. The Committee also may reduce or waive any performance objectives for any performance units or shares, provided, however, that the performance period for an Award granted to a Section 16 Person may not be less than six months.

RESTRICTED STOCK UNITS

     The Committee may grant restricted stock units to Associates and Consultants in such amounts and on such terms and conditions as it determines in its sole discretion. Restricted stock unit Awards are awards that are settled:

     -  by delivery of one share for each restricted stock unit;

     - in cash in an amount equal to the fair market value of one share for each restricted stock unit; or

     - in a combination of shares and cash, as determined by the Committee.

The Committee may impose conditions or restrictions on any restricted stock units granted as it may deem advisable. Any performance measures may be applied on a Corporation-wide or an individual business unit basis, as deemed appropriate in light of the participant's specific responsibilities. Each Award of restricted stock units will be evidenced by an Award agreement specifying its terms. Unless otherwise provided in the Award agreement, during the period of restriction, participants holding restricted stock units will not exercise any voting rights and will not be entitled to receive any dividends and distributions paid with respect to such shares.

DEFERRED STOCK AWARDS

     The Committee may grant or sell deferred stock to Associate and Consultants in such amounts and on such terms and conditions as it determines in its sole discretion. Each such grant or sale shall constitute and agreement by the Corporation to deliver shares to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the deferral period as the Committee may specify. Each such grant or sale may be made without additional consideration of a payment by such participant that is less than the fair market value of the shares at the date of grant. Each grant or sale of deferred stock shall be evidenced by an Award agreement, which shall contain such terms and provisions as the Committee may approve. Generally, each such grant or sale shall be subject to a deferral period of not less than one year, as determined by the Committee at the date of the grant. Unless otherwise provided in the Award agreement, during the period of restriction, participants shall have no rights of ownership in shares of deferred stock and shall have no right to vote or transfer them. The Committee may authorize payment of dividend equivalents on any shares of deferred stock on either a current, deferred or contingent basis, either in cash or additional shares.

NON-EMPLOYEE DIRECTOR OPTIONS AND STOCK

     The Plan also allows the Board, from time to time and in its sole discretion, to grant nonqualified stock options to the Corporation's Non-Employee Directors. The exercise price of each Non-Employee Director option will be 100% of the fair market value of the shares on the date of grant. Each such option will become exercisable in full one year after the date of grant, assuming continuous service as a Non-Employee Director.

     An option granted to a Non-Employee Director will expire upon the first to occur of the following events:

     -  ten years from the date of grant;

     - thirty days from the date of the director's termination of service from the Board for a reason other than death, disability or retirement, unless the Committee, in its sole discretion elects to extend the exercisability of the option for another 3 months;

     - one year from the date of the director's termination of service from the Board due to death or disability; or

     - three year's from the date of the director's termination of service from the Board due to retirement.

Each option granted to a Non-Employee Director will be evidenced by a written stock option agreement specifying its terms. The Non-Employee Director provisions of the Plan are administered by the Board rather than the Committee.

     The Plan also permits each Non-Employee Director to elect to receive all or a portion of the director's meeting fees in shares having a fair market value equal to the amount of compensation. The number of shares received will be determined by dividing the amount of foregone compensation by the fair market value of one share on the date that the compensation otherwise would have been paid (rounded up to the nearest whole number of shares).

     In addition, Non-Employee Directors may be granted shares of restricted stock under the Plan in such amounts and on such terms and conditions as the Board determines in its sole discretion. See the Section of this Proxy Statement entitled "Restricted Stock Awards" for additional information. The Board, and not the Committee, shall oversee such Awards made to Non-Employee Directors.

FORFEITURE

     If a participant or former participant engages in a breach of conduct, including conduct prejudicial to or in conflict with the Corporation or an affiliate, or competes with any of the business of the Corporation or an affiliate, the Committee may either cancel any outstanding and unexercised Award granted to the participant (whether or not vested), and/or require that the participant reimburse the Corporation for any gain realized or payment received upon the exercise or payment of an Award within eighteen months of the harmful behavior.

NO CONTRACT OF EMPLOYMENT

     Receipt of an Award under the Plan will not create an employment contract between the Participant and the Corporation.

NONTRANSFERABILITY OF AWARDS

     Except for nonqualified stock options and, under certain circumstances, incentive stock options, Awards granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, or pursuant to a qualified domestic relations order. Further, if permitted under Code
Section 422, incentive stock options may be transferred to a trust, the beneficial owner of which, pursuant to Code Section 671 and applicable state law, is the participant to whom the incentive stock option was granted. Nonqualified stock options may be transferred without consideration to family members or to trusts or other entities for their benefit, or to other persons, if approved by the Committee.

UNFUNDED PLAN

     The Corporation intends that the Plan be an unfunded plan for incentive compensation. The Plan does not give the Participant any interest, lien or claim against any specific asset of the Corporation. No Participant has any rights under the Plan other than as a general unsecured creditor of the Corporation.

CHANGE IN CONTROL

     If the Corporation undergoes a "change in control," all restrictions with respect to outstanding Awards shall lapse, and all outstanding Awards shall fully vest and be immediately exercisable despite any vesting periods specified in the Plan or in an applicable Award agreement. For purposes of the Plan, a "change in control" shall be deemed to have occurred if, as a result of a tender offer, merger, consolidation, sale of assets or contested election, the persons who were the Corporation's directors immediately before the change in control event cease to constitute a majority of the Board or of the Board of Directors of any successor to the Corporation. Any such event, however, will not be deemed a "change in control" if it has been approved by at least a majority vote of the members of the Board in office immediately before the change in control. In addition, the Board may, in its discretion, accelerate the vesting of Awards in certain circumstances that do not constitute a "change in control" under the Plan.

ACCOUNTING TREATMENT OF THE PLAN

     The Corporation expects to account for Awards under the Plan in accordance with Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which contains a fair value-based method for valuing stock-based compensation that entities may use, which measures compensation cost at the grant date based on the fair value of an Award. Compensation is then recognized over the service period, which is usually the vesting period. Alternatively, SFAS No. 123 currently permits entities to continue to account for stock options and similar equity instruments under Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees." Entities that continue to account for stock options using APB Opinion No. 25 are required to make pro forma disclosures of net earnings and earnings per share, as if the fair value-based method of accounting defined in SFAS No. 123 had been applied.

     Common stock issuable pursuant to outstanding Awards under the Plan will be considered outstanding for purposes of calculating earnings per share on a diluted basis in accordance with SFAS No. 128, "Earnings Per Share."

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     Based on management's understanding of current federal income tax laws, the federal income tax consequences of the grant of Awards under the Plan are, generally, as follows:

     - Options and SARs. In general, a recipient of an option or SAR granted under the Plan will not have regular taxable income at the time of grant.

        Upon exercise of a nonqualified stock option or SAR, the optionee generally must recognize taxable income in an amount equal to the fair market value on the date of exercise of the shares exercised, minus the exercise price. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss recognized upon any later sale or other disposition of the acquired shares generally will be capital gain or loss. The character of such capital gain or loss (short-term or long-term) will depend upon the length of time that the optionee holds the shares prior to the sale or disposition. Generally, such shares must be held at least 12 months in order for long-term capital gains tax rates to apply.

        An optionee generally will not be required to recognize any regular taxable income upon the exercise of an incentive stock option. The optionee will have alternative minimum taxable income. An optionee will recognize ordinary taxable income upon the exercise of an incentive stock option if such optionee uses the broker-assisted cashless exercise method. Provided the optionee does not recognize regular taxable income upon exercise, the tax basis for the shares purchased is equal to the exercise price. Upon a later sale or other disposition of the shares, the optionee must recognize long-term capital gain or ordinary taxable income, depending upon whether the optionee holds the shares for specified holding periods.

     - Restricted Stock. In general, a participant who receives restricted stock will not recognize taxable income upon receipt, but instead will recognize ordinary income when any applicable restrictions lapse. Alternatively, unless prohibited by the Committee, a participant may elect under Section 83(b) of the Code to be taxed at the time of receipt, provided the participant provides the Committee with ten days' prior written notice of his or her intent to do so. In all cases, the amount of ordinary income recognized by the participant will be equal to the fair market value of the shares at the time income is recognized, less the amount of any price paid for the shares. In general, any gain recognized thereafter will be capital gain.

     - Performance Shares, Performance Units and Restricted Stock Units. In general, a participant who is awarded performance shares, performance units or restricted stock units will not recognize income upon receipt. When a participant receives payment for an award of performance shares, performance units or restricted stock units in shares or cash, the fair market value of the shares or the amount of cash received (less any amount for the award) will be taxed to the participant at ordinary income rates. However, if any shares used to pay out performance shares, performance units, or restricted stock units are nontransferable and subject to a substantial risk of forfeiture, the taxable event is deferred until either the restriction on transferability or the risk of forfeiture lapses. In such a case, a participant, unless prohibited by the Committee, may elect under
        Section 83(b) of the Code to be taxed at the time of receipt, provided the participant provides the Committee with ten days' prior written notice of his or her intent to do so. In general, any gain recognized thereafter will be capital gain.

     - Deferred Stock. In general, a participant who receives an award of deferred stock will not recognize taxable income upon receipt, but instead will be subject to tax at ordinary income rates on the fair market value of any nonrestricted stock on the date that such stock is transferred to the participant under the award, reduced by any amount paid by the participant for such stock.

     - Withholding Requirements. At the Committee's discretion, a participant may satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an Award by electing to have shares withheld at the minimum tax rate, or by delivering to the Corporation already-owned shares, having a value equal to the amount required to be withheld.

     - Deduction Limits and Performance Measures. The Corporation generally will be entitled to a tax deduction in connection with an Award made under the Plan only to the extent that the participant recognizes ordinary income from the Award. Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to the Corporation's chief executive officer and to each of the Corporation's other four most highly compensated executive officers ("Covered Officers"). The general rule is that annual compensation paid to any Covered Officer will be deductible only to the extent that it does not exceed $1,000,000 or qualify as "performance-based" compensation under Section 162(m) of the Code. The Plan has been designed so that, assuming its approval by the Corporation's shareholders at the annual meeting, Awards to designated Covered Officers should qualify as performance-based compensation under
        Section 162(m) of the Code. The Committee has also reserved the right, with respect to any Award or Awards, to determine that compliance with
        Section 162(m) of the Code is not in the best interest of the Corporation.

THE CORPORATION DOES NOT INTEND THE PRECEDING DISCUSSION TO BE A COMPLETE EXPLANATION OF ALL OF THE INCOME TAX CONSEQUENCES OF PARTICIPATING IN THE PLAN. PARTICIPANTS IN THE PLAN SHOULD CONSULT THEIR OWN PERSONAL TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES OF THE PLAN TO THEM, INCLUDING THE APPLICATION AND EFFECT OF FOREIGN, STATE AND LOCAL TAXES, AND ANY CHANGES IN THE FEDERAL TAX LAWS FROM THE DATE OF THIS PROXY STATEMENT.

NEW PLAN BENEFITS

NEW PLAN BENEFITS TABLE

OAK HILL FINANCIAL, INC. 2004 STOCK INCENTIVE PLAN

   NAME AND POSITION        DOLLAR VALUE($)(1)   NUMBER OF SHARES
   ------------------       ------------------   -----------------
   Ralph E. Coffman, Jr              $ 25,282                830
   Scott J. Hinsch, Jr               $ 25,282                830

___________________

(1)  Based on a closing price of $30.46 on December 15, 2003.

     Other than the restricted stock grants to Messrs. Coffman and Hinsch shown above on the New Plan Benefits Table, no Awards have been made to date under the 2004 Plan. As described above, the Committee has discretion to determine the number and type of Awards to be granted to Employees and Consultants, and the Board is authorized to establish the terms of option and restricted stock grants to the Corporation Non-Employee Directors. Accordingly, the actual number and type of Awards to be granted, except as disclosed in the New Plan Benefits Table, cannot be determined at this time.

REQUIRED VOTE

     The adoption of the Plan requires the affirmative vote of a majority of the shares represented and voting, in person or by proxy, at the Annual Meeting.

     THE CORPORATION'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE 2004 STOCK INCENTIVE PLAN.

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

     In accordance with its written charter, the Audit Committee (the "Committee") of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Corporation. During the current year, the Committee met eight times including meeting with management and the independent auditor to discuss the Corporation's quarterly financial statements prior to the filing of its Quarterly Report on Form 10-Q with the SEC.

     In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditor a formal written statement describing all relationships between the auditor and the Corporation that might bear on the auditor's independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditor any relationships that may impact its objectivity and independence. The Corporation has been advised by Grant Thornton LLP that neither that firm nor any of its associates has any relationship with the Corporation or its subsidiaries other than the usual relationship that exists between an independent auditor and clients. The Committee satisfied itself as to the auditor's independence.

     The Committee also discussed with management, the internal auditor and the independent auditor the quality and adequacy of the Corporation's internal controls and the internal audit functions' organization, responsibilities, budget, and staffing. The Committee reviewed with both the independent and the internal auditor their plans, audit scope, and identification of audit risks.

     The Committee discussed and reviewed with the internal and independent auditors all communications required by generally accepted auditing standards, including a discussion of the quality, not just the acceptability of the accounting principles, the reasonableness of significant adjustments, clarity of disclosures in the financial statements, and other matters described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." With and without management present, the Committee discussed and reviewed the results of the internal audit examinations and the results of the independent auditor's examination of the financial statements.

     The Committee reviewed the audited financial statements of the Corporation as of and for the fiscal year ended December 31, 2003 with management and the independent auditor. Management has the responsibility for the preparation of the Corporation's financial statements, and the independent auditor has the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditor, the Committee recommended to the Board that the Corporation's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the SEC. The Committee also recommended the reappointment, subject to shareholder approval, of the Corporation's independent auditor, Grant Thornton LLP.

                          Donald R. Seigneur, Chairman
                                William S. Siders
                                 Donald P. Wood

                         PRINCIPAL ACCOUNTING FIRM FEES

     The following table presents fees for professional audit services rendered by Grant Thornton LLP for the audit of the Corporation's financial statements for the years ended December 31, 2003 and 2002, and fees billed for other services rendered by Grant Thornton LLP during those periods. Certain amounts for 2002 have been reclassified to conform to the 2003 presentation.

                                   2003           2002
                                ---------      ---------
Audit fees                      $  97,960      $  83,475
Audit related fees                 26,425         19,055
Tax fees                           21,880         33,450
All other fees                        220          1,565
                                ---------      ---------
  Total                         $ 146,485      $ 137,545
                                =========      =========

AUDIT FEES

     Grant Thornton LLP fees billed to the Corporation for professional services rendered for the audit of the Corporation's consolidated financial statements included in the annual Form 10-K and review of financial statements included in the quarterly Form 10-Q's and for services that are normally provided by the independent accountant in connection with statutory and regulatory filings and engagements.

AUDITED RELATED FEES

     Aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation's financial statements. These services include employee benefit plan audits, due diligence related to mergers and acquisitions, attestations by Grant Thornton LLP that are not required by statute or regulation and consulting on financial and reporting standards.

TAX FEES

     Aggregate fees billed for professional services rendered by Grant Thornton LLP for tax compliance, consulting and return preparation.

ALL OTHER FEES

     Fees billed for other permissible work performed by Grant Thornton LLP that does not meet the above category descriptions.

     In determining whether to appoint Grant Thornton LLP as the Corporation's independent auditor, the Audit Committee considered whether the provision of services, other than audit services, is compatible with maintaining the principal accountant's independence.

                           AUDIT COMMITTEE GUIDELINES
                FOR PRE-APPROVAL OF INDEPENDENT AUDITOR SERVICES

     The Audit Committee (the "Committee") has adopted the following guidelines regarding the engagement of the Corporation's independent auditor:

                                 AUDIT SERVICES

     The annual audit services and related fees are subject to specific pre-approval of the Committee. The annual audit services include the annual financial statement audit, required quarterly reviews, subsidiary audits, equity investment audits and other procedures required to be performed by the independent auditor to be able to form an opinion on the Corporation's consolidated financial statements.

     In addition, the Committee may grant general or specific pre-approval to other audit services. Other audit services may include statutory audits or financial audits of the Corporation and services associated with the SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

                             AUDIT-RELATED SERVICES

     The Committee may grant general or specific pre-approval to audit-related services that the Committee has determined are consistent with the SEC's rules on auditor independence. Audit-related services include assurance and other services that are reasonably related to the performance of the audit or review of the Corporation's financial statements.

                                  TAX SERVICES

     The Committee may grant general or specific pre-approval for tax compliance, consulting and return preparation services provided by the independent auditor to the Corporation, its directors and employees that the Committee has determined are consistent with the SEC's rules on auditor independence.

                               ALL OTHER SERVICES

     The Committee may grant general or specific pre-approval for all other permissible non-audit services that the Committee has determined are consistent with the SEC's rules on auditor independence.

     In determining whether to pre-approve any services of the independent auditor, the Committee considers the overall relationship of fees for audit and non-audit services.

     Corporation management must annually submit to the Committee for approval a list of non-audit services that it recommends the Committee engage the independent auditor to provide. Corporation management and the independent auditor must each confirm to the Committee that each non-audit service on the list is permissible under all applicable legal requirements.

     Pre-approved, budgeted amounts for all services to be provided by the independent auditor are established by the Committee. To ensure prompt handling of unexpected matters, the Committee delegates to the Chairman the authority to amend or modify the list of approved permissible services and fees. The Chairman will report action taken to the Committee at the next Committee meeting.

     The independent auditor must ensure that all audit and non-audit services provided have been approved by the Committee. The Corporation's Senior Risk Management Officer is responsible for tracking all independent auditor services and fees against the budgeted amounts and will report at least quarterly to the Committee all services actually provided by the independent auditor and related fees pursuant to this pre-approval process.

                       APPOINTMENT OF INDEPENDENT AUDITOR

     The Board of Directors has appointed Grant Thornton LLP as the independent auditor for the Corporation and its subsidiaries for the fiscal year ending December 31, 2004. Although not required, the Board of Directors is submitting its selection to the shareholders of the Corporation for ratification. Grant Thornton LLP has served as independent auditor for the Corporation and its subsidiaries during the past year. The Board of Directors believes that the reappointment of Grant Thornton LLP for the fiscal year ending December 31, 2004 is appropriate because of the firm's reputation, qualifications, and experience. The Board of Directors will reconsider the appointment of Grant Thornton LLP if its election is not ratified by the shareholders.

     Management expects that representatives of Grant Thornton LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The affirmative vote of a majority of the votes entitled to be cast by the holders of the Corporation's common stock present in person or represented by proxy at the Annual Meeting is required for ratification.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Currently, Messrs. Dorsey, Stephenson and Strawser, who are not employees of the Corporation, are members of the Governance Committee. Effective July 1, 2000, Evan E. Davis, a Director of the Corporation, serves on the Executive Committee of the Board of Trustees (the "Executive Committee") of the University of Rio Grande (the "University") of which Mr. Dorsey is the President. The Executive Committee of the University acts on matters involving Mr. Dorsey's compensation; therefore, in order to comply with NASD Rule 4200 dealing with a Director's independence from management, Mr. Davis has agreed to recuse himself from all questions concerning Mr. Dorsey's compensation and performance and to not serve on the Presidential Review Committee of the University. A resolution to this effect is memorialized in the minutes of the Executive Committee of the Board of Directors of the University and shall be made available to management of the Corporation or to the officials of the Nasdaq Stock Market, Inc., upon request.

TRANSACTIONS WITH DIRECTORS AND OFFICERS

     Some of the officers and directors of the Corporation and the companies with which they are associated are customers of Oak Hill. The loans to such officers and directors (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and nature of collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than the normal risk of collectibility or present other unfavorable features.

     Oak Hill has had, and expects to have in the future, banking transactions in the ordinary course of business with directors, officers, principal shareholders, and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.

MISCELLANEOUS

     H. Grant Stephenson, a director of the Corporation, is a Partner in the law firm of Porter Wright Morris & Arthur LLP, which provides legal services to the Corporation.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers and directors, and greater than 10% shareholders, to file reports of ownership and changes in ownership of the Corporation's securities with the SEC. Copies of the reports are required by SEC regulation to be furnished to the Corporation.

     Based solely on the Corporation's review of the copies of such reports, the Corporation believes that all its officers, directors, and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2003.

                              SHAREHOLDER PROPOSALS

     If an eligible shareholder wishes to present a proposal for action at the next Annual Meeting of the Corporation to be held in 2004, it shall be presented to management by certified mail, written receipt requested, not later than November 10, 2004, for inclusion in the Corporation's Proxy Statement and form of proxy relating to that meeting. Any such proposal must comply with Rule 14a-8 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). Proposals should be sent to Oak Hill Financial, Inc.,
Attention: David G. Ratz, Chief Operating Officer, 14621 State Route 93, Jackson, Ohio 45640. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the 1934 Act for presentation to the Corporation's 2004 Annual Meeting of shareholders will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Corporation after January 24, 2005.

                                  ANNUAL REPORT

     The Corporation's Annual Report for the year ended December 31, 2003 is being mailed to each shareholder with this Proxy Statement.

     The Corporation files annually with the SEC an Annual Report on Form 10-K. This report includes financial statements and schedules thereto. A SHAREHOLDER OF THE CORPORATION MAY OBTAIN A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 WITHOUT CHARGE BY SUBMITTING A WRITTEN REQUEST THEREFORE TO THE FOLLOWING ADDRESS:

                             Oak Hill Financial, Inc.
                             Attention: David G. Ratz
                               14621 State Route 93
                               Jackson, Ohio 45640.

                                  OTHER MATTERS

     Management and the Board of Directors of the Corporation know of no business to be brought before the Annual Meeting other than as set forth in this Proxy Statement. However, if any matters other than those referred to in this Proxy Statement should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy on such matters in accordance with their best judgment.

                                    EXPENSES

     The expense of proxy solicitation will be borne by the Corporation. Proxies will be solicited by mail and may be solicited, for no additional compensation, by some of the officers, directors and employees of the Corporation or its subsidiaries, by telephone, telegraph or in person. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of the Corporation and will be reimbursed for their related expenses.

     The Corporation has retained The Altman Group, Inc., a proxy solicitation firm, to assist the Corporation in soliciting proxies. The Corporation anticipates that the costs of The Altman Group's services will be approximately $7,500.

                                                                    APPENDIX 1

                            OAK HILL FINANCIAL, INC.

                              AMENDED AND RESTATED
                  GOVERNANCE AND COMPENSATION COMMITTEE CHARTER

                         As Amended on February 17, 2004

PRIMARY RESPONSIBILITIES

The name of the Committee shall be the Governance and Compensation Committee. The Committee shall have these primary responsibilities: oversight of the governance of the Corporation and its subsidiaries; evaluation of the performance of the CEO of the Corporation and its Board of Directors (the "Board"); approval of the compensation plan for the CEO and of management's compensation plan for the Corporation's executives, including awards under the Corporation's incentive compensation plans; and development of the plans for the succession of the CEO. The Committee also shall publish an annual report on compensation for the shareholders.

COMPOSITION OF COMMITTEE

The Committee will be comprised of no fewer than three members. The members of the Committee shall be appointed by the Board of Directors of the Corporation (the "Board"). They will serve until their successors are duly appointed. If a Committee Chair is not designated or present, the members of the Committee will designate a Chair by a majority vote of the Committee membership. The Committee will meet as often as its members deem necessary to perform the Committee's responsibilities. The Committee may request any officer or employee of the Corporation, its outside counsel, or independent auditor to attend a meeting of the Committee or to meet with any member of, or consultants to, the Committee. The Committee will make regular reports to the Board on its activities. It is an objective of the Governance Committee that the Committee, as soon as practicable, shall be composed of three independent directors who sit on no other committees of the Board of Directors of the Corporation (the "Board"). For this purpose, a director shall be considered to be independent if he or she qualifies as an independent director under rules established by NASDAQ.

GOVERNANCE

The Committee shall develop and recommend to the Board a set of corporate governance principles applicable to the Corporation, review and recommend to the Board the appropriate structure and composition of the Board and of the Boards of each of the subsidiaries, formulate, administer and oversee the Board's Code Of Ethics. The Committee shall also recommend director nominees for the Board, and shall have the traditional duties of a nominating committee to identify and evaluate individuals qualified to serve on the Board. In so doing, the Committee shall recommend to the Board the size of the Board and its membership mix, as well as the process for the selection of independent directors. The Committee shall make similar recommendations for each board of the subsidiaries. The Committee also shall be responsible for planning for the succession of the CEO. In addition the Committee shall have overall responsibility for periodic assessment of the governance program of the Corporation. The Committee shall annually assess the performance of the Board of Directors, and the performance of each member of the Board of Directors.

COMPENSATION

The Committee will review and approve on an annual basis the Corporation's goals and objectives with respect to compensation for the CEO. The Committee also shall be responsible for the annual development and implementation of a plan for the evaluation of the CEO and the Committee shall establish the CEO's annual compensation package. The Committee also shall be responsible for the annual development and implementation of a plan for the evaluation of the Board, each of the boards of the subsidiaries, and each member of the Board. The Committee also will have and will exercise all the authority of the Board with respect to the administration of the Corporation's incentive compensation, retirement, and other benefit plans. The Committee's authority for the annual implementation, and the day-to-day administration, of such plans shall be delegated to the CEO. From time to time, and no less than annually, the Committee shall review and approve the plans formulated and administered by CEO. The Compensation Committee also will recommend to the Board the compensation for Board members.

OTHER POWERS AND DUTIES

The Committee will have the authority, to the extent it deems necessary or appropriate, to retain and terminate any search or compensation consultant to assist in reviewing director candidates or the evaluation of executive officer compensation and will have the authority to approve any search firm's fees and other retention items. The Committee will also have the authority to obtain advice and assistance from internal or external legal, accounting, or other advisors. The Corporation will provide for appropriate funding, as determined by the Committee, for payment of compensation to any search firm or other advisors employed by the Committee.

The Committee will review this charter periodically and recommend to the Board any necessary changes. The Committee also will conduct an annual performance evaluation of itself.

The Committee shall assess the appropriateness of shareholder proposals and shall recommend to the Board the appropriateness of such proposals for inclusion in the proxy materials in accordance with the authority reserved to Board by the Corporation's First Amended and Restated Code of Regulations.

In the event that the Board shall not be able in the ordinary course of its scheduled meetings to review director candidates recommended by stockholders, the Committee will review director candidates recommended by stockholders, provided such review is conducted in conformity with the authority reserved to the Board in the Corporation's First Amended and Restated Code of Regulations.

The Committee shall complete such further duties as are assigned to it by the Board and shall assist the other committees of the Board in completing the responsibilities established for those committees by the Board.

                                                                APPENDIX  2

                            OAK HILL FINANCIAL, INC.

                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER

                         As amended on February 17, 2004

PURPOSE

     The purpose of the Audit Committee (the "Committee") of the Board of Directors of Oak Hill Financial, Inc. is to oversee the accounting and financial reporting processes and the audits of the financial statements of Oak Hill Financial, Inc. and its subsidiaries, (hereinafter collectively the "Corporation").

RESPONSIBILITIES

     In its capacity as a committee of the Board, the Committee will be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged, including resolution of disagreements between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, and each such registered public accounting firm must report directly to the Committee.

     The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent auditor or other registered public accounting firm, subject to the de minimus exceptions for non-audit services described in
Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 (the "Exchange Act") that are approved by the Audit Committee prior to completion of the audit.

     The Committee is also appointed by the Board to assist the Board in, among other things:

     1. monitoring the integrity of the financial statements of the Corporation;

     2. requiring that the independent auditor submits on a periodic basis, but at least annually, to the Committee a formal written statement delineating all relationships between the auditor and the Corporation, consistent with Independence Standards Board Standard 1, and actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the Board take, appropriate action to oversee the independence of the auditor;

     3.     establishing procedures for:

            a. the receipt, retention, and treatment of complaints by the listed issuer regarding illegal or unethical conduct, accounting, internal accounting controls, or auditing matters, and

            b. the confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters;

     4. making such reports as are required by the Securities and Exchange Commission (the "SEC");

     5.     reviewing and approving all related party transactions; and

     6. reviewing and assessing the adequacy of this charter, at least annually.

COMPOSITION

     The Audit Committee shall consist of at least three Directors, each of whom must:

     1. be independent under Rule 4200(a)(15);

     2. meet the criteria for independence set forth in Section 10A(m)(3) of the Act and the Rule 10A-3(b)(1) promulgated thereunder;

     3. not have participated in the preparation of the financial statements of the Corporation or any subsidiary of the Corporation at any time during the past three years; and

     4. be able to read and understand financial statements, including a company's balance sheet, income statement, and cash flow statement.

     The members of the Committee shall be appointed by the Board on the recommendation of the Governance and Compensation Committee and shall serve until their successors are appointed and qualified. Committee members may be replaced by the Board. If a Committee Chair is not designated or present, the members of the Committee may designate a Chair by a majority vote of the Committee membership. At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The Committee may form and delegate authority to subcommittees consisting of one or more members of the Committee when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittees to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

MEETINGS

     The Committee shall meet four times per year or more frequently as circumstances require. The Committee may require any officer or employee of the Corporation or the Corporation's inside or outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee shall keep written minutes of its meetings (which may, if needed to protect privilege, be confidential), and make regular reports to the Board. The Committee may not, however, knowingly cause the Corporation's counsel to make any disclosure in a manner that would cause a loss of the attorney-client privilege or a waiver of the work product doctrine.

AUTHORITY

     The Committee shall have all authority necessary to carry out its responsibilities, function, and processes under this charter. The Committee shall also have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

     The Corporation will provide appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of:

     1. compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation;

     2. compensation to any advisers employed by the Committee pursuant to authority granted by this charter; and

     3. ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

PROCESSES AND FUNCTIONS

     The Committee shall maintain direct lines of communication between itself, the Board, the independent auditor, the internal audit department, the financial and senior management of the Corporation and legal counsel. In fulfilling its responsibilities and in the exercise of its authority, the Committee shall also:

     QUARTERLY

     1. Review and discuss with management and the independent auditor the corporation's earnings press releases. Such review and discussion need not occur in advance of each earnings announcement.

     2. Review and discuss with management and the independent auditor the Corporation's quarterly financial statements prior to the filing of its Quarterly Report on Form 10-Q with the SEC, including issues concerning significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management.

     3. Meet with management to review the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     4. Review and discuss reports from the independent auditors submitted to the Committee under Section 10A(k) of the Exchange Act, which reports shall include:

            a.     all critical accounting policies and practices to be used;

            b. all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and

            c. other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

     5. Review disclosures made to the Committee by the Corporation's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal control.

     ANNUALLY

     1. Review and discuss the Corporation's annual audited financial statements with management and the independent auditor, including disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations, and approve or recommend to the Board for approval whether the audited financial statements should be included in the Corporation's Annual Report on Form 10-K.

     2. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements, including issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Corporation's financial statements.

     3. Discuss with the independent auditor the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, Communications With Audit Committees, as amended ("SAS 61"), relating to the conduct of the audit, including the quality, not just the acceptability, of the Corporation's accounting principles and underlying estimates in its audited financial statements.

     4. Prepare and review the Audit Committee Report, for inclusion in the Corporation's annual Proxy Statement. The Audit Committee Report shall state whether the Audit Committee has:

            a. reviewed and discussed the audited consolidated financial statements with management;

            b. discussed with the independent auditor the matters required to be discussed by SAS 61, as amended;

            c. has received the written disclosures and statement from the independent auditor required by Independence Standards Board Standard 1, as amended, and has discussed with the auditor the independence of the auditor; and

            d. has recommended to the Board of Directors, based on the Committee's review and discussion of items a. through c. above, that the Corporation's consolidated financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

     5. Review as required legal and regulatory matters including reports received from regulators that may have a material impact on the Corporation's financial statements.

     6. Meet with the independent auditor and management of the Corporation prior to the conduct of the annual financial statement audit to review the scope of the proposed audit for the current year.

     7. Establish policies for the Corporation's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Corporation.

     8. Review annually the internal audit department of the Corporation including the independence and authority of its reporting obligations, the proposed plans of audit, and the coordination of such plans with the independent auditor and the Corporation's accounting and financial human resources.

     9. Review with the independent auditor, the internal audit department, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, any recommendations for the improvement of such internal controls or particular areas where new or additional controls or procedures are desirable.

     10. Receive prior to each Committee meeting, a summary of findings from completed internal audits and a progress report on the approved internal audit plan, with explanations for any deviations from the original plan.

     11. Provide sufficient opportunity for the internal audit department and the independent auditor to meet with the members of the Committee without members of management present.

     12. Obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act, regarding illegal acts, whether perceived to have a material effect on the Corporation's financial statements or not, has not been implicated.

     13. Advise the Board with respect to the Corporation's policies and procedures regarding compliance with applicable laws and regulations and with the Corporation's Code Of Ethics.

     14. Review and reassess the adequacy of this Committee's charter on an annual basis and recommend proposed changes to the Board of Directors for approval.

     15. Review such other matters in relation to the financial affairs of the Corporation and its internal and external audits as the Board of Directors or the Committee considers appropriate.

                                                                     APPENDIX  3

                            OAK HILL FINANCIAL , INC.

                            2004 STOCK INCENTIVE PLAN

     1. PURPOSE OF THE PLAN. This plan (the "Plan") is intended as an incentive to further the growth and profitability of the Company and to encourage stock ownership on the part of (a) Associates, (b) Consultants, and
(c) Non-employee Directors of the Company who are not associates of the Company. By encouraging such stock ownership, the Company seeks to attract, retain, and motivate Associates, Consultants, and Directors with training, experience, and ability. Associates, Consultants and Directors of the Company are eligible to receive one or more Awards under the Plan as further specified herein.

     2. EFFECTIVE DATE. The Plan shall become effective on April 13, 2004 (the "Effective Date"), subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present, in person or by proxy, and entitled to vote at the Annual Meeting of Stockholders.

     3.     ADMINISTRATION.

            3.01 ADMINISTRATION OF THE PLAN. The Plan shall be administered by a Committee of the Board. If any class of equity securities of the Company is registered under section 12 of the Exchange Act, all members of the Committee will be "non-employee directors" as defined in Rule 16b-3(b)(2) (i) promulgated under the Exchange Act (or any successor rule of like tenor and effect) and at least two of the members of the Committee will be "outside directors" as defined in section 162(m) of the Code and the regulations promulgated thereunder. Any Committee member who is not an outside director defined in Section 162(m) of the Code shall abstain from participating in any decision to grant, administer or certify awards to Covered Officers.

            3.02 AUTHORITY OF THE COMMITTEE. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. Subject to the provisions of the Plan, the Committee is authorized to establish, amend, waive and rescind such rules and regulations as it may deem appropriate for its conduct and for the proper administration of the Plan, to make all determinations under and interpretations of, and to take such actions in connection with, the Plan or the Awards granted thereunder as it may deem necessary or advisable, including, but not limited to, the power to (a) determine which Associates and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options and Restricted Stock granted to Non-Employee Directors pursuant to Section 11), (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Associates, Consultants and Directors who are foreign nationals or employed outside of the United States, (e) correct any defect, supply any omission or reconcile any deficiency in the Plan or any Award or Award Agreement; (f) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (g) interpret, amend or revoke any such rules. Subject to the terms and provisions of the Plan, the Committee, in its sole discretion, may grant, at any time and from time to time as determined by the Committee, Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Reload Options, Deferred Stock Awards or a combination thereof.

            3.03 NON-EMPLOYEE DIRECTORS. Notwithstanding any contrary provision of this Section 3, the Board shall administer Section 11 of the Plan, and the Committee shall exercise no discretion with respect to Section 11. In the Board's administration of Section 11 and the Options, Restricted Stock and any Shares granted to Non-Employee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

            3.04 DECISIONS BINDING. All actions, determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law. No member of the Committee shall be liable for any action taken or determination made relating to the Plan, except for gross negligence or willful misconduct.

            3.05 DELEGATION BY THE COMMITTEE. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors or officers of the Company; PROVIDED, HOWEVER, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or
(b) in any way which would jeopardize the Plan's qualification under Section 162(m) of the Code or Rule 16b-3 of the Exchange Act.

            3.06 INDEMNIFICATION. Each member of the Committee shall be indemnified by the Company against costs, expenses and liabilities (other than amounts paid in settlements to which the Company does not consent, which consent shall not be unreasonably withheld) reasonably incurred by such member in connection with any action taken in relation to the Plan to which he or she may be a party by reason of service as a member of the Committee, except in relation to matters as to which he or she shall be adjudged in such action to be personally guilty of gross negligence or willful misconduct in the performance of his or her duties. The foregoing right to indemnification shall be in addition to such other rights as the Committee member may enjoy as a matter of law, by reason of insurance coverage of any kind, or otherwise.

     4.     STOCK SUBJECT TO PLAN.

            4.01   NUMBER OF SHARES. The stock subject to Awards under the
Plan shall be shares of the common stock, of Oak Hill Financial, Inc. (the "Shares"). The Shares issued pursuant to Awards granted under the Plan may be authorized and unissued Shares, Shares purchased on the open market or in a private transaction, Shares held as treasury stock, or Shares which remain available for future awards under the Company's 1995 Stock Option Plan, as amended, as of the Effective Date of this Plan (including Shares represented by awards under the Company's 1995 Stock Option Plan which are forfeited, expire, cancelled without delivery of shares, or otherwise result in return of Shares to the Company). The maximum aggregate number of Shares for which Awards may be granted under the Plan shall not exceed 1,200,000 Shares (which amount shall include shares available pursuant to the Company's 1995 Stock Option Plan), subject to adjustment in accordance with the terms of Section 4.02 and Section
4.04 hereof.

            4.02   SHARE POOL ADJUSTMENTS.

                   (a) The following Awards and Payouts shall reduce, on a Share-for Share basis, the number of Shares available for issuance under the Share Pool:

             (1)    An Award of an Option (including a Reload Option);

             (2)    An Award of an SAR (except a Tandem SAR);

             (3)    An Award of Restricted Stock;

             (4)    An Award of a Restricted Stock Unit payable in
                    Shares;

             (5)    Other Awards payable in shares.

                   (b) The following transactions shall restore, on a one-for-one basis, the number of Shares available for issuance under the Share
Pool:

             (1) A payout of an SAR, Tandem SAR, Restricted Stock Award, or Restricted Stock Unit in the form of cash, or a payout of Performance Units, Performance Shares, or Other Award in the form of cash (if originally awarded in Shares);

             (2) A cancellation, termination expiration, or forfeiture for any reason (with the exception of the termination of the Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR) of any Award payable in Shares or Shares subject to an Award; and

             (3) Payment of an Option Price with previously acquired Shares (i.e., the Share Pool shall be increased by the number of Shares turned in as payment of the Option Price).

                   (c) Unless otherwise precluded under applicable law or regulation, Shares and any Awards that are granted through the assumption or in substitution for outstanding Awards granted as the result of a merger, consolidation or acquisition of the employer Company by the Company shall not be subject to the maximum aggregate share limitation.

            4.03 EXERCISE; PROCEEDS. The Committee, in its sole discretion, may permit the exercise or issuance of any Award as to full Shares or fractional Shares. Proceeds from the sale of Shares under Awards shall constitute general funds of the Company.

            4.04   STOCK SPLITS; MERGERS; REORGANIZATIONS.

                   (a) In the event of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation or other change in the Company's capitalization, the aggregate number of Shares for which Awards may be granted under this Plan, the number of Shares subject to outstanding Awards and the Exercise Price of the Shares subject to outstanding Options shall be proportionately adjusted or substituted to reflect the same. The Committee shall make such other adjustments to the Awards, the provisions of the Plan and the Awards Agreements, which adjustments may provide for the elimination of fractional Shares.

                   (b) In the event of a change of the Company's common stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of Shares which thereafter may be purchased pursuant to an Award under the Plan and the number and kind of Shares then subject to Options granted hereunder and the price per Share thereof shall be appropriately adjusted in such manner as the Committee may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder.

     5.     STOCK OPTIONS.

            5.01 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Associates and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof. More than one Option may be granted to an individual under the Plan.

            5.02   AWARD AGREEMENT.

                   (a) Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

                   (b) The Committee may grant Options having terms and provisions which vary from those specified in the Plan if such Options are granted in substitution for, or in connection with the assumption of, existing options granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company is a party.

            5.03 EXERCISE PRICE. Subject to the provisions of this Section 5.03, the Exercise Price for each Option granted under the Plan shall be determined by the Committee in its sole discretion.

                   5.03.1 FAIR MARKET VALUE. The Exercise Price of any option granted under the Plan shall be not less than the Fair Market Value of a Share on the Grant Date.

                   5.03.2 INCENTIVE STOCK OPTIONS. In the case of an Incentive Stock Option, no Incentive Stock Option may be granted to (i) a Consultant or
(ii) an Associate (together with persons whose stock ownership is attributed to the Associate pursuant to section 424(d) of the Code) which Associate, on the Grant Date, is considered under Section 422(b)(6) of the Code to own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary corporation; PROVIDED, HOWEVER, this restriction shall not apply if at the time such Incentive Stock Option is granted the Exercise Price of such Incentive Stock Option shall be at least 110% of the Fair Market Value of such Share.

                   5.03.3 SUBSTITUTE OPTIONS. Notwithstanding the provisions of Sections 5.03.1 and 5.03.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Associates or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute

Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

            5.04   EXPIRATION OF OPTIONS.

                   5.04.1 EXPIRATION DATES. Each Option shall terminate no later than the first to occur of the following events:

                            (a) The date for termination of the Option set forth in the written Award Agreement;

                            (b) The expiration of ten (10) years from the Grant Date (except as provided in Section 5.08.4 regarding Incentive Stock Options);

                            (c)     Upon Termination of Service For Cause;

                            (d) The expiration of thirty (30) days from the date and time of the Participant's Termination of Service for a reason other than the Participant's death, Disability, or Retirement, or Termination of Service For Cause, unless the Committee in its sole discretion elects to extend the exercisability of an Option to not more than three (3) months from Termination of Service;

                            (e) The expiration of one (1) year from the date of the Participant's death or the Participant's Termination of Service by reason of Disability;

                            (f) The expiration of three (3) years from the date of the Participant's Termination of Service by reason of Retirement (except as provided in Section 5.08.2 regarding Incentive Stock Options); or

                            (g) Upon the Committee's determination that, after a Participant's Termination of Service, the Participant engages or engaged in employment or activities contrary, in the sole opinion of the Committee, to the best interests of the Company.

                   5.04.2 COMMITTEE DISCRETION. Subject to the limits of Sections 5.04.1, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.08.4 regarding Incentive Stock Options).

            5.05 EXERCISABILITY OF OPTIONS. Options granted under the Plan will be exercisable at such times and be subject to such terms and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. In no event, however, may any Option granted to a
Section 16 Person be exercisable until at least six (6) months following the Grant Date.

            5.06 PAYMENT. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Company's Chief Financial Officer or any other officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which it is exercised or in such other manner as may be from time to time prescribed by the Committee. In the event an Option is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the Option has been transferred by the Participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver stock thereunder until the Company is satisfied that the person or persons exercising the Option is or are the duly appointed executor or administrator of the deceased Participant or the person or persons to whom the Option has been transferred by the Participant's will or by the applicable laws of descent and distribution

            On the date of exercise of an Option, the Participant or other person exercising the Option shall make full payment of the Exercise Price (a) in cash or check acceptable to the Committee; (b) with the consent of the Committee, by tendering previously acquired Shares which have been held by the Participant for at least six months (valued at their Fair Market Value as of the date of exercise); (c) with the consent of the Committee, and to the extent permitted by applicable law, with a full recourse promissory note of the Participant for the portion of the Exercise Price in excess of the par value of Shares subject to the Option, under terms and conditions determined by the Committee and in cash for the par value of the Shares; (d) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan (e) with the consent of the Committee, any combination of (a), (b), (c), or (d); or (f) with the consent of the Committee, through a broker-assisted exercise program acceptable to the Committee, subject to applicable laws and regulations.

            If previously acquired Shares are to be used to pay the Exercise Price of an Incentive Stock Option, the Company prior to such payment must be furnished with evidence satisfactory to it that the acquisition of such Shares and their transfer in payment of the exercise price satisfy the requirements of
Section 422 of the Code and other applicable laws.

            As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

            5.07 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of the Nasdaq Stock Market or any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

            5.08 CERTAIN ADDITIONAL PROVISIONS FOR INCENTIVE STOCK OPTIONS. Notwithstanding anything to the contrary contained in this Section 5, the following provisions shall apply to any Incentive Stock Option granted pursuant to the Plan.

                   5.08.1 EXERCISABILITY. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Associate during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000. If an Incentive Stock Option which exceeds the $100,000 limitation of this Section 5.08.1 is granted, the portion of such Option which is exercisable for Shares in excess of the $100,000 limitation shall be treated as a Nonqualified Stock Option pursuant to Section 422(d) of the Code. Except as otherwise expressly provided in the immediately preceding sentence, this Section
5.08.1 has no application to Options granted under the Plan as Nonqualified Stock Options.

                   5.08.2 TERMINATION OF SERVICE. No Incentive Stock Option may be exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, or (b) the Award Agreement or the Committee permits later exercise, in which case the Incentive Stock Option shall be deemed a Nonqualified Stock Option.

                   5.08.3 COMPANY AND SUBSIDIARIES ONLY. Incentive Stock Options may be granted only to persons who are Associates of the Company or a Subsidiary on the Grant Date.

                   5.08.4 EXPIRATION. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; PROVIDED, HOWEVER, that if the Option is granted to an Associate who, together with persons whose stock ownership is attributed to the Associate pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

            5.09 SPECIAL VESTING RULE FOR DEATH AND DISABILITY. Unless and until an Option is earlier terminated pursuant to Section 5.04, the time elapsed from the date of death or the date of a Participant's Termination of Service by reason of a Participant's Disability to the date of an exercise of an Option shall accrue toward any vesting requirements in the Award Agreement evidencing such Option as if the Participant had remained employed by the Company.

            5.10 SPECIAL RULE FOR RETIREMENT. Unless and until an Option is earlier terminated pursuant to Section 5.04, the time elapsed from the date of a Participant's Termination of Service by reason of a Participant's Retirement in good standing to the date of an exercise of an Option shall accrue toward any vesting requirements in the Award Agreement evidencing such Option as if the Participant had remained employed by the Company.

            5.11 RELOAD OPTIONS. At the discretion of the Committee, Options granted under the Plan may include a "reload" feature pursuant to which an optionee exercising an Option by the delivery of a number of shares of Stock in accordance with Section 5.06 hereof, would be granted an additional Option (with an exercise price equal to the Fair Market Value of the Shares on the date the additional Option is granted and with an expiration date equivalent to the expiration date of the original Option) to purchase that number of Shares equal to the number of already-owned Shares delivered to exercise the original Option. No Reload Options may be granted to a Participant with respect to Shares delivered to satisfy tax withholding obligations as described in Section 11.10.

     6.     STOCK APPRECIATION RIGHTS.

            6.01   GRANT OF SARs; EXERCISE PRICE AND OTHER TERMS.

                   (a) Subject to the terms and conditions of the Plan, a SAR may be granted to Associates and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. The Committee shall have complete discretion to determine the number of SARs granted to any Participant.

                   (b) The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of a Freestanding SAR shall be not less than the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem or Affiliated SARs shall equal the Exercise Price of the related Option. In no event shall an SAR granted to a Section 16 Person become exercisable until at least six (6) months after the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

            6.02 EXERCISE OF TANDEM SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

            6.03 EXERCISE OF FREESTANDING SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine. However, no SAR granted to a Section 16 Person shall be exercisable until at least six (6) months after the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

            6.04 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

            6.05 EXPIRATION OF SARs. A SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.04 also shall apply to SARs.

            6.06 PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

                   (a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

                   (b) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, payment for an SAR may be in cash, Shares or a combination thereof.

     7.     RESTRICTED STOCK.

            7.01 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Associates and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant.

            7.02 RESTRICTED STOCK AGREEMENT. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

            7.03 TRANSFERABILITY. Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. In no event may the restrictions on Restricted Stock granted to a Section 16 Person lapse prior to six (6) months following the Grant Date or such shorter period as may be permissible while maintaining compliance with Rule 16b-3.

            7.04 OTHER RESTRICTIONS. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.04. For example, the Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable Federal or state securities laws, or any other basis determined by the Committee in its discretion. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of the restrictions applicable to such Shares.

            7.05 REMOVAL OF RESTRICTIONS. Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions; PROVIDED, HOWEVER, that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the Grant Date or such shorter period as may be permissible while maintaining compliance with Rule 16b-3. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.04 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

            7.06 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

            7.07 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. With respect to Restricted Stock granted to a Section 16 Person, any dividend or distribution that constitutes a "derivative security" or an "equity security" under Section 16 of the Exchange Act shall be subject to a Period of Restriction equal to the longer of: (a) the remaining Period of Restriction on the Shares of Restricted Stock with respect to which the dividend or distribution is paid; or (b) six (6) months or such shorter period as may be permissible while maintaining compliance with Rule 16b-3.

            7.08 RETURN OF RESTRICTED STOCK TO COMPANY. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

     8.     PERFORMANCE UNITS AND PERFORMANCE SHARES.

            8.01 GRANT OF PERFORMANCE UNITS/SHARES. Performance Units and Performance Shares may be granted to Associates and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant.

            8.02 INITIAL VALUE. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

            8.03 PERFORMANCE OBJECTIVES AND OTHER TERMS. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to the Participants. The Committee may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, or any other basis determined by the Committee in its discretion. The time period during which the performance objectives must be met shall be called the "Performance Period". Performance Periods of Awards granted to Section 16 Persons shall exceed six (6) months in length (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3). Each Award of Performance Units/Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine. The determination of whether performance objectives have been achieved shall be in the sole discretion of the Committee.


            8.04 EARNING OF PERFORMANCE UNITS AND PERFORMANCE SHARES. After the applicable Performance Period has ended, the Participant shall be entitled to receive a payout of the number of Performance Units or Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives have been achieved. After the grant of a Performance Unit or Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for Award; provided that Performance Periods of Awards granted to Section 16 Persons shall not be less than six (6) months (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

            8.05 FORM AND TIMING OF PAYMENT. Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units or Performance Shares in cash, Shares or a combination thereof

            8.06 CANCELLATION. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

     9.     RESTRICTED STOCK UNITS.

            9.01 GRANT OF RSUs. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant RSUs to Associates and Consultants in such amounts as the Committee shall determine.

            9.02 AWARD AGREEMENT. Each RSU shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of RSUs granted, and such other provisions as the Committee shall determine.

            9.03 OTHER RESTRICTIONS. The Committee shall impose such other conditions and/or restrictions on any RSUs granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each RSU, restrictions based upon the achievement of specific performance objectives (Corporation-wide, business unit, and/or individual), time-based restrictions on vesting following the attainment of the performance objectives, or restrictions under applicable Federal or state securities laws.

            9.04 VOTING RIGHTS. During the Period of Restriction, unless otherwise determined by the Committee in its discretion, Participants holding RSUs may not exercise any voting rights with respect to such RSUs.

            9.05 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, unless otherwise determined by the Committee in its discretion, Participants holding RSUs shall not be entitled to any dividends or dividend equivalents with respect to such RSUs.

            9.06 TRANSFERABILITY. During the Period of Restriction, the Participant shall have no right to transfer any rights with respect to its award of RSUs.

     10.    DEFERRED STOCK AWARDS.

            10.01 GRANT OF DEFERRED STOCK. Subject to the terms and provisions of the Plan, the Committee may authorize the grant or sale of Deferred Stock to Associates and Consultants in such amounts as the Committee shall determine. Each such grant or sale shall constitute the agreement by the Corporation to deliver Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Committee may specify. Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Fair Market Value of the Shares at the date of grant.

            10.02 AWARD AGREEMENT. Each grant or sale of Deferred Stock shall be evidenced by an Award Agreement, which shall contain such terms and provisions, consistent with this Plan, as the Committee may approve.

            10.03 DEFERRAL PERIOD. Each such grant or sale shall be subject, except (if the Committee shall so determine) in the event of a Change in Control or other similar transaction or event, to a Deferral Period of not less than one
(1) year, as determined by the Committee at the date of grant.

            10.04 VOTING RIGHTS. During the Deferral Period, unless otherwise determined by the Committee in its discretion, the Participant shall have no rights of ownership in the Shares of Deferred Stock and shall have no right to vote them.

            10.05 DIVIDENDS. During the Deferral Period, the Committee may, at or after the date of grant, authorize payment of dividend equivalents on any Shares of Deferred Stock on either a current, deferred, or contingent basis, either in cash or in additional Shares.

            10.06 TRANSFERABILITY. During the Deferral Period, the Participant shall have no right to transfer any rights with respect to its award of Shares of Deferred Stock.

     11.    NON-EMPLOYEE DIRECTORS.

            11.01 GRANTING OF OPTIONS. If any class of equity securities of the Company is registered under Section 12 of the Exchange Act, the Board, in its sole discretion, will determine from time to time the number of Nonqualified Stock Options each Non-Employee Director will receive under the Plan. Future grants will cease and be suspended at any time that there are not sufficient Shares available under the Plan.

            11.02  TERMS OF OPTIONS.

                   11.02.1 OPTION AGREEMENT. Each Option granted pursuant to this Section 11 shall be evidenced by a written stock option agreement which shall be executed by the Participant and the Company.

                   11.02.2 EXERCISE PRICE. The Exercise Price for the Shares subject to each Option granted pursuant to this Section 11 shall be 100% of the Fair Market Value of such Shares on the Grant Date.

                   11.02.3  EXERCISABILITY. Each Option granted pursuant to this
Section 11 shall become exercisable after the Option is granted on a date set by the Committee. If a Non-Employee Director incurs a Termination of Service for a reason other than Retirement, death or Disability, his or her Options which are not exercisable on the date of such Termination shall never become exercisable. If the Termination of Service is on account of Retirement, death or Disability, the Option shall become exercisable in full on the date of the Termination of Service.

                   11.02.4 EXPIRATION OF OPTIONS. Each Option shall terminate upon the first to occur of the following events:

                            (a) The expiration of ten (10) years from the Grant Date;

                            (b) The expiration of thirty (30) days from the date and time of the Participant's Termination of Service for a reason other than death, Disability or Retirement, unless the Board in its sole discretion elects to extend the exercisability of an Option to not more than three (3) months from Termination of Service;

                            (c) The expiration of one (1) year from the date of the Participant's death or Termination of Service by reason of Disability; or

                            (d) The expiration of three (3) years from the date of the Participant's Termination of Service by reason of Retirement.

                   11.02.5 DEATH OF DIRECTOR. Notwithstanding Section 11.02.4(b), (c) and (d), if a Director dies prior to the expiration of his or her options in accordance with Section 11.02.4, his or her options shall terminate on the earlier of one (1) year after the date of his or her death or the expiration of ten (10) years from the Grant Date.

                   11.02.6 SPECIAL RULE FOR RETIREMENT. Notwithstanding the provisions of Section 11.02.4, if the exercisability of an Option is accelerated under Section 11.02.3 on account of the Participant's Retirement, such Option shall terminate upon the first to occur of: (a) the expiration of ten (10) years from the Grant Date; (b) the expiration of three (3) years from the date the Option was granted; or (c) the expiration of one year from the date of the Participant's death.

                   11.02.7 NOT INCENTIVE STOCK OPTIONS. Options granted pursuant to this Section 11 shall not be designated as Incentive Stock Options.

                   11.02.8 OTHER TERMS. All provisions of the Plan not inconsistent with this Section 11 shall apply to Options granted to Non-Employee Directors; PROVIDED, HOWEVER, that Section 5.02 (relating to the Committee's discretion to set the terms and conditions of Options) shall be inapplicable with respect to Non-Employee Directors.

            11.03 ELECTIONS BY NON-EMPLOYEE DIRECTORS. Pursuant to such procedures as the Board (in its discretion) may adopt from time to time, each Non-Employee Director may elect to receive of all or a portion of the committee fees and meeting fees otherwise due to the Non-Employee Director in Shares. The number of Shares received by any Non-Employee Director shall equal the amount of compensation divided by the Fair Market Value of a Share on the date that the compensation otherwise would have been paid to the Non-Employee Director, rounded up to the nearest whole number of Shares. The procedures adopted by the Board for elections under this Section 11.03 shall be designed to ensure that any such election by a Non-Employee Director will not disqualify him or her as a "non-employee director" under Rule 16b-3.

            11.04 RESTRICTED STOCK. Subject to the terms and conditions of the Plan, the Board, at any time and from time to time, may grant Shares of Restricted Stock to Non-Employee Directors in such amounts as the Board, in its sole discretion, shall determine. The Board, in its sole discretion, shall determine the number of Shares to be granted to each Non-Employee Director. Awards of Restricted Stock to Non-Employee Directors shall be subject to the provisions of Section 7 of this Plan; PROVIDED, HOWEVER, that the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of Section 7 regarding Non-Employee Directors only.

     12. SECTION 162(M) DEDUCTION QUALIFICATION. Except as otherwise provided in Section 12.05, the provisions of this Section 12 shall apply only to Awards of Covered Officers.

            12.01 AWARDS FOR COVERED OFFICERS. Any other provision of the Plan notwithstanding, all Awards to Covered Officers shall be made in a manner that allows for the full deductibility of the Award by the Company or its Subsidiaries under Section 162(m) of the Code; unless the Committee determines that compliance with Section 162(m) of the Code is not desired with respect to any specified Award or Awards. In addition, if changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may make adjustments as it deems appropriate. All Awards for Covered Officers shall comply with the provisions of this Section 12.

            12.02 DESIGNATION OF COVERED OFFICERS. For each Performance Period, the Committee will designate which Participants are Covered Officers within 90 days of the beginning of the Performance Period (or such earlier or later date as is permitted or required by Section 162(m) of the Code).


            12.03 ESTABLISHMENT OF PERFORMANCE GOALS AND AWARDS FOR COVERED OFFICERS. Within 90 days of the beginning of a Performance Period (or such earlier or later date as is permitted or required by Section 162(m) of the
Code), the Committee shall in its sole discretion, for each such Performance
Period: (a) determine and establish in writing one or more Performance Goals applicable to the Performance Period for each Covered Officer; and (b) either
(i) assign each Covered Officer a target Award expressed as a fixed number of Shares or a whole dollar amount or (ii) establish a payout table or formula for purposes of determining the Award payable to each Covered Officer. Each payout table or formula: (a) shall be in writing; (b) shall be based on a comparison of actual performance to the Performance Goals; (c) may include a "floor" which is the level of achievement of the Performance Goal in which payout begins; and (d) shall provide for an actual Award equal to, less than or greater than the Covered Officer's target Award, depending on the extent to which actual performance approached, reached, or exceeded the Performance Goal. Such pre-established Performance Goals and Awards must state, in terms of an objective formula or standard, the method for computing the amount of the Award payable to each Covered Officer if the Performance Goal is met. A formula or standard is objective if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Covered Officer. The Committee may from time to time establish any number of Performance Periods, Performance Goals and Awards for any Covered Officer running concurrently, in whole or in part, provided, that in so doing the Committee does not jeopardize the Company's deduction for such Awards under Section 162(m) of the Code. The Committee may select different Performance Goals and Awards for different Covered Officers.

            12.04 CERTIFICATION OF ACHIEVEMENT OF PERFORMANCE GOALS AND AMOUNT OF AWARDS. After the end of each Performance Period, or such earlier date if the Performance Goals are achieved (and such date otherwise complies with Section 162(m) of the Code), the Committee shall certify in writing, prior to the unconditional payment of any Award, that the Performance Goals for the Performance Period and all other material terms of the Plan were satisfied and to what extent they were satisfied. The Committee shall determine the actual Award for each Covered Officer based on the payout table/formula established in
Section 12.03, as the case may be. Extraordinary Events shall either be excluded or included in determining the extent to which the corresponding Performance Goal has been achieved, whichever will produce the higher Award; PROVIDED, HOWEVER, notwithstanding the attainment of specified Performance Goals, the Committee has the discretion to reduce or eliminate an Award that would otherwise be paid to any Participant, including any Covered Officer, based on the Committee's evaluation of Extraordinary Events or other factors. Without limiting the manner of computing Awards set forth in the preceding sentence, with respect to Covered Officers, the Committee may not under any circumstances increase the amount of an Award.

            12.05 MAXIMUM AWARD. Notwithstanding any other provision in the Plan to the contrary, the maximum aggregate number of Shares which may be subject to option by one or more Option Awards or SAR Awards (whether settled in cash, Shares, or a combination thereof) to a Participant shall be two hundred thousand (200,000) Shares over the term of the Plan. Notwithstanding any other provision in the Plan to the contrary, the maximum amount of compensation (whether represented by Shares, cash, or a combination thereof) that may be payable to a Participant over the term of the Plan pursuant to the attainment of a performance goal associated with a Restricted Stock Award, Performance Unit Award, Performance Share Award, RSU Award, or Deferred Stock Award shall be six million six hundred thousand dollars ($6,600,000) for each type of Award.

     13.    MISCELLANEOUS.

            13.01 FORFEITURE. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, in the event of a breach of conduct by a Participant or former Participant (including, without limitation, any conduct prejudicial to or in conflict with the Company or an Affiliate), or any activity of a Participant or former Participant in competition with any of the businesses of the Company or an Affiliate, the Committee may (a) cancel any outstanding Award granted to the Participant, in whole or in part, whether or not vested, and/or (b) if such conduct or activity occurs within eighteen months following the exercise or payment of an Award, require the former Participant to repay to the Company any gain realized or payment received upon the exercise or payment of such Award (with such gain or repayment valued as of the date of exercise or payment). Such cancellation or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in Shares or cash or a combination thereof (based upon the Fair Market Value of the Shares on the day prior to the date of payment), and the Committee may provide for an offset to any future payments owed by the Company or Affiliate to such individual if necessary to satisfy the repayment obligation. The determination of whether any Participant or former Participant has engaged in a breach of conduct or any activity in competition with any of the businesses of the Company or an Affiliate shall be determined by the Committee in good faith and in its sole discretion.

            13.02 NOTIFICATION UNDER IRCS Section 83(B). If a Participant in connection with the exercise of any Option, or the grant of Shares from an Award of SARs, Restricted Stock, Performance Units, Performance Shares, or RSUs desires to make the election permitted under IRC Section 83(b) to include in such Participant's gross income in the year of transfer the amounts specified in Code Section 83(b), then such Participant shall notify the Company of the desired election within 10 days before the filing of the notice of the election with the Internal Revenue Service in addition to any filing and notification required under regulations issued under Code Section 83(b). The Committee may, in connection with the grant of an Award or at any time thereafter before such an election being made, prohibit a Participant from making the election described above.

            13.03 NO CONTRACT OF EMPLOYMENT. Nothing in the Plan or in any Award or Award Agreement shall confer on any Participant any right to continue in the employ or service of the Company or any Parent or Subsidiary of the Company or interfere with the right of the Company to terminate such Participant's employment or other services at any time. The establishment of the Plan shall in no way, now or hereafter, reduce, enlarge or modify the employment relationship between the Company or any Parent or Subsidiary of the Company and the Participant. Awards granted under the Plan shall not be affected by any change of duties or position of the Participant with the Company.

            13.04 PARTICIPATION. No Associate or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

            13.05 CHANGE IN CONTROL. In the event of a Change in Control, all restrictions with respect to outstanding Awards shall lapse, and all outstanding Awards granted under this Plan shall be immediately exercisable to the extent of 100% of the Shares subject thereto notwithstanding any contrary waiting or vesting periods specified in this Plan or in any applicable Award Agreement. In addition to the foregoing, the Board of Directors may, in its discretion, accelerate the vesting of Awards granted under the Plan in circumstances that do not constitute a change in control as defined herein.

            13.06 SUCCESSORS. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

            13.07 BENEFICIARY DESIGNATIONS. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate or a proper beneficiary of the estate.

            13.08 NONTRANSFERABILITY OF AWARDS; UNFUNDED PLAN. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than (a) by will or the laws of descent and distribution, (b) pursuant to a qualified domestic relations order (as defined in Section 401(a)(13) of the Code or Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended, or (c) to the limited extent provided in

Section 13.06; provided that in the case of an Incentive Stock Option, such transfer or assignment may occur only to the extent it will not result in disqualifying such option as an incentive stock option under Section 422 of the Code, or any successor provision. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, to the extent provided in the applicable Award Agreement, a Participant may transfer (a) an Incentive Stock Option to a trust if under
Section 671 of the Code and applicable state law, the Participant to whom the Incentive Stock Option was granted remains the beneficial owner or (b) a Nonqualified Stock Option either (i) to members of his or her immediate family (as defined in Rule 16a-1 promulgated under the Exchange Act), to one or more trusts for the benefit of such family members, or to partnerships or other entities in which such family members are the only partners or owners, provided that the Participant does not receive any consideration for the transfer, or
(ii) if such transfer is approved by the Committee. If such transfer is permitted under the Award Agreement, any Option held by such transferees are subject to the same terms and conditions that applied to such Options immediately prior to transfer based on the transferor Participant's continuing relationship with the Company. It is intended that the Plan be an "unfunded" plan for incentive compensation. The Plan does not give a Participant any interest, lien or claim against any specific asset of the Company. No Participant or beneficiary shall have any rights under this Plan other than as a general unsecured creditor of the Company.

            13.09 NO RIGHTS AS STOCKHOLDER. Except to the limited extent provided in Sections 7.06 and 7.07, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

            13.10 AGREEMENTS AND REPRESENTATIONS OF OPTIONEES. As a condition to the exercise of an Award, the Committee may, in its sole determination, require the Participant to represent in writing that the Shares being purchased are being purchased only for investment and without any present intent at the time of the acquisition of such Shares to sell or otherwise dispose of the same.

            13.11  TAX WITHHOLDING REQUIREMENTS.

                   (a) The Company's obligation to deliver Shares upon issuance or exercise of an Award shall be subject to the Participant's satisfaction of all applicable federal, state or local tax withholding obligations. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold from any salary, wages, or other compensation for services payable by the Company to or with respect to a Participant, or require a Participant to remit to the Company, an amount sufficient to satisfy any federal, state, and local withholding tax liability (including the Participant's FICA and Medicaid obligation) attributable to such Participant's (or any beneficiary's or personal representative's) receipt or disposition of Shares purchased or acquired under any Award or to take any such other action as it deems necessary to enable it to satisfy any such tax withholding obligations.

                   (b) The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the Participant's tax withholding liabilities in connection with an Award by (i) having the Company withhold otherwise deliverable Shares, or (ii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the minimum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date of exercise.

            13.12 DEFERRALS. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan pursuant to such procedures as the Committee may determine. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

            13.13 EXCHANGES. The Committee may permit the voluntary surrender of all or a portion of any Award granted under the Plan to be conditioned upon the granting to the Participant of a new Award for the same or a different type and number of Shares as the Award surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Award to such Participant. Subject to the provisions of the Plan, such new Award shall be on such other terms and conditions as are specified by the Committee at the time the new Award is granted. Upon surrender, the Awards surrendered shall be cancelled and the Shares previously subject to them shall be available for the grant of other Awards.

            13.14 REPURCHASE OF SHARES BY THE COMPANY. Any Shares purchased or acquired upon issuance or exercise of an Award may, in the sole discretion of the Committee, be subject to repurchase by or forfeiture to the Company if and to the extent and at the repurchase price, if any, specifically set forth in the Award Agreement pursuant to which the Shares were purchased or acquired. Certificates representing Shares subject to such repurchase or forfeiture may be subject to such escrow and stock legend provisions as may be set forth in the Award Agreement pursuant to which the Shares were purchased or acquired.

            13.15 SALE OF OPTION SHARES. If any class of equity securities of the Company is registered pursuant to Section 12 of the Exchange Act, any Participant or other person exercising or acquiring the Award who is a Section 16 Person shall not sell or otherwise dispose of the Shares subject to the Award unless at least six months have elapsed from the date of grant of the Award.

            13.16 CONFIDENTIALITY AGREEMENTS. Upon the Company's request, each Participant shall execute, prior to or contemporaneously with the grant of any Award hereunder, the Company's then current standard form of agreement relating to nondisclosure of confidential information, noncompetition and/or assignment of inventions and related matters.

            13.17 COMPLIANCE WITH LAWS AND REGULATIONS. The Plan, the grant, issuance, and exercise of Awards thereunder, and the obligation of the Company to sell and deliver the Shares under such Awards, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Awards issued under the Plan shall not be exercisable prior to (a) the date upon which the Company shall have registered the Shares for which Awards may be issued hereunder under the Securities Act, and (b) the completion of any registration or qualification of such Shares under state law, or any ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable in connection therewith, or alternatively, unless the Company shall have received an opinion from counsel to the Company stating that the grant, issuance, or exercise of such Awards may be effected without registering the Shares subject to such Awards under the Securities Act, or under state or other law.

            13.18 EXPENSES. All expenses and costs in connection with administration of the Plan shall be borne by the Company.

            13.19 LIMITATION OF LIABILITY. The liability of the Company and its Affiliates under this Plan or in connection with any grant, issuance, or exercise of an Award is limited to the obligations expressly set forth in the Plan and in any Award Agreements, and no term or provision of this Plan or of any Award Agreements shall be construed to impose any further or additional duties, obligations or costs on the Company and its Affiliates not expressly set forth in the Plan or the Award Agreements.

     14.    AMENDMENT, TERMINATION, AND DURATION.

            14.01 AMENDMENT, SUSPENSION, OR TERMINATION. The Committee may amend, modify, or terminate the Plan at any time without further action on the part of the stockholders of the Company; PROVIDED, HOWEVER, that (a) in no event shall any amendment be made to the Plan which would cause the Incentive Stock Option granted hereunder to fail to qualify as incentive stock options under the Code; (b) any amendment to the Plan which requires the approval of the stockholders of the Company under the Code or the regulations promulgated thereunder shall be subject to approval by the stockholders of the Company in accordance with the Code or such regulations; and (c) any amendment to the Plan which requires the approval of the stockholders of the Company under any rules promulgated under the Exchange Act shall be subject to the approval of the stockholders of the Company in accordance with such rules. In addition, as required by Rule 16b-3 of the Exchange Act, the provisions of Section 11 regarding the formula for determining the amount, exercise price, and timing of Non-Employee Director Options shall in no event be amended more than once every six (6) months, other than to comport with changes in the Code. No amendment, modification, suspension, or termination of the Plan shall in any manner adversely affect any Award previously granted to a Participant under the Plan without the consent of the Participant or the transferee of such Award unless the Committee determines that such amendment modification, suspension, or termination is required to carry out the purpose of the Award as a result of any new or change in existing applicable law. No Award may be granted during any period of suspension or after termination of the Plan.

            With the consent of the Participant affected, the Committee may amend outstanding Awards or related agreements in a manner not inconsistent with the Plan. The Committee shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such Incentive Stock Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

            14.02 TERM OF THE PLAN. The Plan shall become effective on the Effective Date, subject to the approval of the Plan by the holders of a majority of the shares of common stock of the Company entitled to vote on, or within twelve months of, the date of the Plan's adoption by the Board, and all Awards granted prior to such approval shall be subject to such approval. The Plan shall terminate on the tenth anniversary of the Effective Date, or such earlier date as may be determined by the Board. Termination of the Plan, however, shall not affect the rights of Participants under Awards previously granted to them, and all unexpired Awards shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

     15. DEFINITIONS. As used in this Plan, the following words and phrases shall have the meanings indicated unless a different meaning is plainly required by the context:

            15.01 AFFILIATE. "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships, limited liability corporations and joint ventures) controlling, controlled by, or under common control with the Company.

            15.02 AFFILIATED SAR. "Affiliated SAR" means an SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option, except to the extent of the exercise of the related Option.

            15.03 ASSOCIATE. "Associate" means any officer, management or employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

            15.04 AWARD. "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, Performance Shares, Restricted Stock Units, Deferred Stock, or Reload Options.

            15.05 AWARD AGREEMENT. "Award Agreement" means the written agreement between the Company and the Participant setting forth the terms and provisions applicable to each Award granted under the Plan.

            15.06  BOARD. "Board" means the Board of Directors of the Company.

            15.07 CHANGE IN CONTROL. "Change in Control" of the Company shall be deemed to have occurred if, as a result of a tender offer, merger, consolidation, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board or of any successor to the Company; provided, however, that any Transaction shall not be deemed to be a change in control if the Transaction causing such change shall have been approved by the affirmative vote of at least a majority of the members of the Board in office immediately prior to the change in control.

            15.08 CODE. "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

            15.09 COMMITTEE. "Committee" means the committee appointed by the Board (pursuant to Section 3.01) to administer the Plan.

            15.10 COMPANY. "Company" means Oak Hill Financial, Inc. , an Ohio corporation, and any current or future Subsidiary or Parent thereof.

            15.11 CONSULTANT. "Consultant" means any consultant, adviser, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Associate nor a Director.

            15.12 COVERED OFFICERS. "Covered Officers" means those Participants who the Committee designates, for each Performance Period, in order to maintain qualified performance-based compensation within the meaning of Code Section 162(m).

            15.13 DEFERRAL PERIOD. "Deferral Period" means the period of time during which Deferred Stock is subject to deferral limitations under Section 10 herein.

            15.14 DEFERRED STOCK. "Deferred Stock" means an Award granted to a Participant pursuant to Section 10 herein of the right to receive Shares at the end of a specified Deferral Period.

            15.15 DIRECTOR. "Director" means any individual who is a member of the Board.
            15.16 DISABILITY. "Disability" means any injury of the body or any disorder of the body or mind which renders the Participant unable to perform the material and substantial duties of his regular employment by the Company at the time of the Company's termination of employment by the Company. The Company's determination that a termination of employment was not a Disability related Termination of Service may be disputed by the Participant for purposes of any Award held by the Participant under this Plan upon written notice to the Company's Chief Financial Officer within 30 days after termination of employment. If so disputed, the Company will promptly select a physician, the Participant will promptly select a physician, and the physicians so selected will select a third physician ("Independent Physician") who will make a binding determination of Disability for purposes of this Plan. The Participant will make himself available for and submit to examinations by such physicians as may be directed by the Company. Failure of the Participant to submit to any examination or failure of the Independent Physician to make his determination within 90 days after the date of the notice that the Participant disputed the Company's determination shall constitute acceptance of the Company's determination as to Disability. If the decision of the Independent Physician upholds the Company's determination, any outstanding Award held by the Participant shall be exercisable for 30 days from the date of such decision (but not later than the expiration of the date of the Award Agreement) to the extent that the Award was exercisable on the date of the Participant's termination of employment and thereafter the Award shall terminate.

            15.17 EXCHANGE ACT. "Exchange Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

            15.18 EXERCISE PRICE. "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

            15.19 EXTRAORDINARY EVENTS. "Extraordinary Events" shall mean any of the following (a) material asset write-downs; (b) material litigation, claims, judgments, or settlements; (c) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) unusual capital gains and losses, (f) special charges in connection with mergers and acquisitions; and (g) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operation appearing or incorporated by reference in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the applicable year.

            15.20 FAIR MARKET VALUE. If the Shares are publicly traded, the term "Fair Market Value" shall mean (a) the average price between the closing bid and asked price as reported in the Nasdaq Stock Market, if the Shares are so quoted, (b) the last quote reported by Nasdaq for small-cap issues, if the Shares are so quoted or (c) if the Shares are listed on a securities exchange, the closing price at which the Shares are quoted on such exchange, in each case at the close of the date immediately before the Award is granted or, if there be no quotation or sale on that date, the next previous date on which the Shares were quoted or traded. In all other cases, Fair Market Value of the Shares shall be determined by and in accordance with procedures established in good faith by the Committee and, with respect to Incentive Stock Options, conforming to regulations issued by the Internal Revenue Service regarding incentive stock options.

            15.21 FISCAL YEAR. "Fiscal Year" means the fiscal year of the Company.

            15.22 FREESTANDING SAR. "Freestanding SAR" means an SAR that is granted independently of any Option.

            15.23 GRANT DATE. "Grant Date" means, with respect to an Award, the date that the Committee acts to grant the Award or such later date as the Committee shall specify.

            15.24 INCENTIVE STOCK OPTION. "Incentive Stock Option" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

            15.25 NON-EMPLOYEE DIRECTOR. "Non-Employee Director" means a Director who is not an Associate of the Company.

            15.26 NONQUALIFIED STOCK OPTION. "Nonqualified Stock Option" means an option to purchase Shares which does not meet the requirements of section 422 of the Code.

            15.27 OPTION. "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

            15.28 PARTICIPANT. "Participant" means an Associate, Consultant, or Non-Employee Director who has an outstanding Award.

            15.29 PARENT. "Parent" shall have the meaning set forth in section 424(e) of the Code.

            15.30 PERFORMANCE GOAL. "Performance Goal" shall mean a performance objective based on or measured against any one or more of the following business criteria:
                   (a) Income (loss) per common share from continuing operations as disclosed in the Company's annual report to stockholders for a particular Fiscal Year;

                   (b) Income (loss) per common share disclosed in the Company's annual report to stockholders for a particular Fiscal Year;

                   (c) Income (loss) per common share or income (loss) per common share from continuing operations, excluding (i) extraordinary charge(s);
(ii) any accruals for restructuring programs, merger integration costs, or merger transaction costs; and/or (iii) other unusual or infrequent items (whether gains or losses) as defined by generally accepted accounting principles
(GAAP) which are disclosed as a separate component of income or loss on the face of the income statement or as may be disclosed in the notes to the financial statements (hereinafter "EPS");

                   (d) Ratio of (i) operating profit, or other objective and specific income (loss) category results to (ii) average common shares outstanding (adjustments to (i) in this paragraph may be made at the time of the goal/target establishment by the Committee in its discretion);

                   (e) Any of items (a), (b), (c) or (d) on a diluted basis as described in Statement of Financial Accounting Standards No. 128 including official interpretations or amendments thereof which may be issued from time to time as long as such interpretations or amendments are utilized on the face of the income statement or in the notes to the financial statements disclosed in the Company's annual report to stockholders;

                   (f)  Share price;

                   (g) Total stockholder return expressed on a dollar or percentage basis as is customarily disclosed in the Proxy Statement accompanying the notice of annual meetings of stockholders;

                   (h) Income (loss) (i) from continuing operations before extraordinary charge(s), (ii) before extraordinary charge(s), or (iii) net, as the case may be, adjusted to remove the effect of any accruals for restructuring programs or other unusual or infrequent items as defined by generally accepted accounting principles
(GAAP) disclosed as a separate component of income on the face of the income statement or in the notes to the financial statements;

                   (i)  Net income;

                   (j)  Income (loss) before income taxes;

                   (k) Percentage increase in the (i) number of consumers using the Company's billing and payment services, (ii) the number of transactions processed by the Company, or (iii) the percentage of transactions processed electronically by the Company, each as disclosed in the Company's Annual Report on Form 10-K;

                   (1) Any of items (a) through (k) above with respect to any Parent, Subsidiary, Affiliate, division, business unit or business group of the Company whether or not such information is included in the Company's annual report to stockholders, Proxy Statement or notice of annual meeting of stockholders;

                   (m) Any of items (a) though (k) above with respect to a Performance Period whether or not such information is included in the Company's annual report to stockholders, Proxy Statement or notice of annual meetings of stockholders;

                   (n) Total Stockholder Return Ranking Position -- meaning the relative placement of the Company's Total Stockholder Return compared to those publicly held companies in the Company's peer group as established by the Committee prior to the beginning of a vesting period or such later date as permitted under the Code. The peer group shall be comprised of not less than six
(6) companies, including the Company; or

                   (o) Any other objective criteria established by the Committee and approved by the stockholders of the Company prior to payment of any Award based on the criteria.

            With respect to items (a), (b), (c) and (d) above, other terminology may be used for "income (loss) per common share" (such as "Basic EPS", "earnings per common share", "diluted EPS", or "earnings per common share-assuming dilution") as contemplated by Statement of Financial Accounting Standards No. 128.

            15.31 PERFORMANCE PERIOD. "Performance Period" means the Fiscal Year except in the following cases: (a) the Associate's service period within a Fiscal Year in the case of a new hire or promoted Associate; or (b) a period of service determined at the discretion of the Committee prior to the expiration of more than 25% of the period. Notwithstanding any provision contained herein, Performance Periods of Awards granted to Section 16 Persons shall exceed six (6) months in length (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

            15.32 PERFORMANCE SHARES. "Performance Share" means a Performance Share granted to a Participant pursuant to Section 8.

            15.33 PERFORMANCE UNIT. "Performance Unit" means a Performance Unit granted to a Participant pursuant to Section 8.

            15.34 PERIOD OF RESTRICTION. "Period of Restriction" means the period during which shares are subject to forfeiture and/or restrictions on transferability; PROVIDED, HOWEVER, that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the Grant Date.

            15.35 PLAN. "Plan" means the Oak Hill Financial Corporation 2002 Stock Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

            15.36 RELOAD OPTION. "Reload Option" means an Award granted to a Participant pursuant to Section 5.11.

            15.37 RESTRICTED STOCK. "Restricted Stock" means an Award granted to a Participant pursuant to Section 7.

            15.38 RESTRICTED STOCK UNIT OR RSU. "Restricted Stock Unit" Or "RSU" means an Award granted to a Participant pursuant to Section 9 herein and which is settled (I) by the delivery of one (1) Share for each RSU, (ii) in cash in an amount equal to the Fair Market Value of one (1) Share for each RSU, or
(iii) in a combination of cash and Shares, as determined by the Committee. The Award of an RSU represents the promise of the Corporation to deliver Shares, cash, or a combination thereof, as applicable, at the end of the Period of Restriction (or such later date as determined by the Committee) in accordance with and subject to the terms and conditions of the applicable Award Agreement, and is not intended to constitute a transfer of property within the meaning of Code Section 83(b).

            15.39 RETIREMENT. "Retirement" means, in the case of an Associate, a Termination of Service by a Participant who has attained the age of at least 59 1/2, who has been continuously employed by the Company for at least five years, and who has entered into a written confidentiality and non-competition agreement with the Company ("Retirement Agreement") in a form acceptable to the Committee at the time of such termination of employment. With respect to a Consultant, no Termination of Service shall be deemed to be on account of "Retirement." With respect to a Non-Employee Director, "Retirement" means Termination of Service by a Participant who has left service on the Board by reason of having attained the age of 70. Retirement shall also constitute such other event as determined by the Committee.

            15.40 RULE 16B-3. "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

            15.41 SECTION 16 PERSON. "Section 16 Person" means a person who, with respect to the Shares, is subject to section 16 of the Exchange Act.

            15.42 SECURITIES ACT. "Securities Act" means the Securities Act of 1933, as amended. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

            15.43 SHARES. "Shares" means the shares of the Company's common stock, $.50 stated value.

            15.44 STOCK APPRECIATION RIGHT OR SAR. "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, that pursuant to Section 6 is designated as an SAR.

            15.45 SUBSIDIARY. "Subsidiary" means any entity in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the chain then owns fifty percent (50%) or more of the total combined voting power in one of the other entities in the chain.

            15.46 TANDEM SAR. "Tandem SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be cancelled to the same extent).

            15.47 TERMINATION OF SERVICE. "Termination of Service" means (a) in the case of an Associate, a cessation of the employee-employer relationship between an Associate and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-employment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the Consultant by the Company or an Affiliate; and (c) in the case of a Non-Employee Director, a cessation of the Non-Employee Director's service on the Board for any reason. For purposes of the Plan, (a) transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) or (b) if the Participant is rehired by the Company prior to expiration of any option exercise period, shall not be deemed a Termination of Service.

            15.48 TERMINATION OF SERVICE FOR CAUSE. "Termination of Service For Cause" means Termination of Service for (a) the commission of an act of dishonesty, including but not limited to misappropriation of funds or property of the Company; (b) the engagement in activities or conduct injurious to the reputation of the Company; (c) the conviction or entry of a guilty or no contest plea to a misdemeanor involving an act of moral turpitude or a felony; (d) the violation of any of the terms and conditions of any written agreement the Participant may have from time to time with the Company (following 30 days' written notice from the Company specifying the violation and the Participant's failure to cure such violation within such 30-day period); or (e) any refusal to comply with the written directives, policies or regulations established from time to time by the Board.

     16.    LEGAL CONSTRUCTION.

            16.01 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

            16.02 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

            16.03 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies, the Nasdaq National Market, or national securities exchanges as may be required.

            16.04 COMPLIANCE WITH RULE 16B-3. Transactions under this Plan with respect to Section 16 Persons are intended to comply with all applicable conditions of Rule 16b-3 of the Exchange Act. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 of the Exchange Act no longer is required, all references in the Plan to Rule 16b-3 of the Exchange Act shall be null and void.

            16.05 GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Ohio.

            16.06 CAPTIONS. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

Adopted:

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

|X| PLEASE MARK VOTES                         REVOCABLE PROXY
    AS IN THIS EXAMPLE                     OAK HILL FINANCIAL, INC.                                          With-   For All
                                                                                                      For    hold     Except
ANNUAL MEETING OF SHAREHOLDERS                            1. The election as directors of all nomi-   | |    | |       | |
      APRIL 13, 2004                                          nees listed below:

   The undersigned hereby appoints H. Tim Bichsel             CANDICE R. DECLARK-PEACE, BARRY M. DORSEY,
and Ron J. Copher with full power of substitution,            DONALD R.SEIGNEUR, WILLIAM S. SIDERS, H. GRANT STEPHENSON,
to act as attorneys and proxies for the  undersigned          DONALD P. WOOD
to vote all shares of common stock of the                     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
Corporation which the  undersigned is entitled to             INDIVIDUAL  NOMINEE, MARK "FOR ALL EXCEPT" AND
vote at the Annual Meeting of Shareholders (the               WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
"Meeting"), to be held on April 13, 2004 at the
Ohio State University Extension South District
Office, 17 Standpipe Road, Jackson, Ohio at 1:00
p.m., local time, and at any adjournments thereof,
as follows:
                                                          ------------------------------------------------------------------
                                                                                                      For  Against  Abstain
                                                          2. The approval of the Corporation's        | |    | |       | |
                                                             2004 Stock Incentive Plan.

                                                          3. The ratification of the appointment of   | |    | |       | |
                                                             Grant Thornton LLP as independent
                                                             auditor of the Corporation for the fiscal
                                                             year ending December 31, 2004.

                                                             In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.
                                                               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH
                                                                             OF THE LISTED PROPOSALS.
                                                               THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS
                                                             ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS
                                                             STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING,
                                                             THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR
    Please be sure to sign and date       Date               BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS
     this proxy in the box below.                            KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
-------------------------------------------------------        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
                                                               Should the undersigned be present to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the
                                                             Corporation at the Meeting of the shareholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be
  Stockholder sign above   Co-holder (if any) sign above     deemed terminated and of no further force and effect.


                                 DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                                                       OAK HILL FINANCIAL, INC.

   The above signed acknowledges receipt from the Corporation, prior to the execution of this Proxy, of Notice of the Annual
Meeting, a Proxy Statement dated March 11, 2004, and the Corporation's Annual Report to Shareholders for the fiscal year ended
December 31, 2003.

   Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                            PLEASE ACT PROMPTLY
                                                   SIGN, DATE & MAIL YOUR PROXY CARD TODAY

HAS YOUR ADDRESS CHANGED?

__________________________________________________

__________________________________________________

__________________________________________________

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